AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2005.

                                               1933 Act File No. 33-____________

                                       INVESTMENT COMPANY ACT FILE NO. 811-21027

--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM N-2

                        (Check Appropriate Box or Boxes)

           |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      |_| Pre-Effective Amendment No. _____
                     |_| Post-Effective Amendment No. _____

       |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               |X| Amendment No. 2

                          -----------------------------

                                GAM INSTITUTIONAL
                             MULTI-STRATEGY, LLC *
               (Exact name of registrant as specified in charter)

                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)

                          -----------------------------

                                 (212) 407-4600
              (Registrant's Telephone Number, including Area Code)

                         ------------------------------

                                 KENNETH DURSHT
                                  GAM USA INC.
                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022
                 (Name and Address (Number, Street, City, State,
                         Zip Code) of Agent for Service)

                         ------------------------------

                                   COPIES TO:

                              Christopher M. Wells
                              Coudert Brothers LLP
                           1114 Avenue of the Americas
                            New York, New York 10036

                         ------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Effective Date of the Registration Statement and Post-Effective Amendment.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check
the following box . . . .|X|

It is proposed that this filing will become effective (check appropriate box)

|X| when declared effective pursuant to Section 8(c)

--------
* Formerly "GAM AVALON MULTI-MARKET NEUTRAL, LLC" and "GAM AVALON DINADAN, LLC".

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------- ------------------------ ------------------------ --------------------------- ---------------------
                                                        Proposed Maximum           Proposed Maximum            Amount of
Title of Securities Being        Amount Being          Offering Price Per         Aggregate Offering      Registration Fee(1)
        Registered               Registered(1)               Unit(1)                   Price(1)                   (2)
--------------------------- ------------------------ ------------------------ --------------------------- ---------------------
Limited Liability Company           10,000                    $100                    $1,000,000                $117.70
Interests
--------------------------- ------------------------ ------------------------ --------------------------- ---------------------

-----------------
(1) Estimated solely for purposes of calculating the Registration Fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2)  Transmitted prior to filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

GAM Multi-Strategy Investments, LLC, as the master fund in which the Registrant intends to invest substantially all of its assets, has also executed this Registration Section.

                      GAM INSTITUTIONAL MULTI-STRATEGY, LLC

                              CROSS REFERENCE SHEET

    NO.             DESCRIPTION                                LOCATION

   PART A--INFORMATION REQUIRED IN A PROSPECTUS
   Item 1.          Outside Front Cover                        Outside Front Cover Page
   Item 2.          Cover Pages; Other Offering Information    Inside Front and Outside Back Cover Page
   Item 3.          Fee Table and Synopsis                     Prospectus Summary; Fee Table
   Item 4.          Financial Highlights                       Not Applicable
   Item 5.          Plan of Distribution                       Distribution Arrangements
   Item 6.          Selling Shareholders                       Not Applicable
   Item 7.          Use of Proceeds                            Prospectus Summary
   Item 8.          General Description of the Registrant      Outside Front Cover Page; Prospectus Summary; Structure;
                                                               Investment Program
   Item 9.          Management                                 The Directors; The Advisor; The Investment Consultant
   Item 10.         Capital Stock, Long-Term Debt and Other    Capital Accounts and Allocations; Summary of Limited Liability
                    Securities                                 Company Agreement; Subscription for Units
   Item 11.         Defaults and Arrears on Senior Securities  Not Applicable
   Item 12.         Legal Proceedings                          Not Applicable
   Item 13.         Table of Contents of the Statement of      Not Applicable
                    Additional Information

   PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
   Item 14.         Cover Page                                 Not Applicable
   Item 15.         Table of Contents                          Table of Contents
   Item 16.         General Information and History            The Fund and The Master Fund
   Item 17.         Investment Objective and Policies          Investment Program; Types of Investments and Related Risk
                                                               Factors; Investment Restrictions; Additional Risk Factors
                                                               Relating to the Fund's Structure
   Item 18.         Management                                 The Directors; Conflicts of Interest
   Item 19.         Control Persons and Principal Holders of   The Advisor; Item 28
                    Securities
   Item 20.         Investment Advisory and Other Services     The Advisor; The Investment Consultant; Fees and Expenses;
                                                               Summary of Limited Liability Company Agreement
   Item 21.         Portfolio Managers                         The Advisor
   Item 22.         Brokerage Allocation and Other Practices   Conflicts of Interest
   Item 23.         Tax Status                                 Tax Aspects
   Item 24.         Financial Statements                       Financial Statements

   PART C--OTHER INFORMATION

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

[PROSPECTUS]                          SUBJECT TO COMPLETION DATED MARCH 31, 2005

    THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE
        SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                     GAM(R)
                 ---------------------------------------------

                                GAM INSTITUTIONAL
                               MULTI-STRATEGY, LLC

                 ---------------------------------------------

                  UNITS OF LIMITED LIABILITY COMPANY INTEREST

                 ---------------------------------------------


GAM INSTITUTIONAL MULTI-STRATEGY, LLC (the "FUND") is a limited liability company registered under the Investment Company Act as a closed-end, non-diversified, management investment company. The Fund is a fund of funds, the investment objective of which is to seek capital appreciation over the long-term. This Fund is designed solely for investment by institutional tax-exempt and tax-deferred investors. The Fund will invest substantially all of its investable assets in GAM Institutional Multi-Strategy Offshore Fund, LDC, a Cayman Islands limited duration company with the same investment objectives as the Fund (the "OFFSHORE FUND"). The Offshore Fund in turn will invest substantially all of its investable assets in GAM Multi-Strategy Investments, LLC, a registered investment company with the same investment objectives as the Fund and the Offshore Fund (the "MASTER FUND"), which allocates its assets among a select group of investment managers with special expertise investing in global financial markets. The Offshore Fund will serve solely as an intermediate entity through which the Fund will invest in the Master Fund. The Offshore Fund will make no independent investment decisions and has no investment or other discretion over the investable assets. The Offshore Fund is recognized as a corporation under the tax laws of the United States and the Cayman Islands. The above structure enables tax-exempt investors to invest in the Fund without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt status.

The Master Fund is a registered investment company with the same investment objectives as the Fund. The Master Fund emphasizes efficient allocation of investor capital across a range of investment strategies, selecting pooled investment vehicles (collectively, the "PORTFOLIO FUNDS") managed by independent investment managers (the "PORTFOLIO MANAGERS"). The Master Fund's investment advisor, GAM USA Inc. (the "ADVISOR"), selects the Portfolio Managers and allocates the assets of the Master Fund.

This Prospectus applies to the offering of units of limited liability company interest of the Fund ("UNITS"). The Units will be offered during an initial public offering period expiring on or about ____________, 2005 at the initial offering price, which is $_______ per Unit and in a continuous offering thereafter at net asset value, as described herein. There is no minimum aggregate amount of Units required to be purchased in the initial offering. The Fund has registered __________

Units for sale under the registration statement to which this Prospectus relates.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY "ELIGIBLE INVESTORS" AS DEFINED HEREIN. SEE "ELIGIBLE INVESTORS."

                                                           Total
                                                           -----
         Offering Amount(1)
         Proceeds to the Fund(2)(3)

--------------------

     (1) GAM Services Inc. acts as the distributor (the "DISTRIBUTOR") of the Units on a best-efforts basis, subject to various conditions. The closing date for the purchase of Units in the initial public offering is on or about ______________, 2005. The Fund may also distribute Units through other brokers or dealers. The Fund will sell Units only to investors who certify that they are "Eligible Investors." See "Eligible Investors." After the initial public offering period, the minimum initial investment will generally be $5,000,000, subject to certain exceptions. Pending investment in the Fund, the proceeds of the initial public offering, as well as of any subsequent continuous offering, will be placed in an interest-bearing escrow account by PFCP Trust Company (the "ESCROW AGENT"), the Fund's escrow agent, pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested in the Master Fund. See "Use of Proceeds."

     (2) See "Fees and Expenses."

     (3) Assumes sale of all Units currently registered at the initial offering price of $100 per Unit.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNITS HAVE NO HISTORY OF PUBLIC TRADING. THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO INVESTORS, THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE UNITS PURSUANT TO WRITTEN TENDERS BY INVESTORS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE BOARD, IN ITS ABSOLUTE AND SOLE DISCRETION, AND ARE EXPECTED TO BE MADE SEMI-ANNUALLY AT THE END OF JUNE AND DECEMBER OF EACH YEAR. HOWEVER, INVESTORS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR UNITS. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS. THE UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

UNITS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED BY, OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE FUND INVOLVES SIGNIFICANT INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED. SEE "TYPES OF INVESTMENTS AND RELATED RISK FACTORS," AND "ADDITIONAL RISK FACTORS RELATED TO THE FUND'S STRUCTURE." THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PROSPECTUS. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PROSPECTUS.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE


GAM is a registered trademark of GAM Holding AG

SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

THIS PROSPECTUS PROVIDES INFORMATION THAT YOU SHOULD KNOW ABOUT THE FUND BEFORE INVESTING. YOU ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION HAS BEEN FILED WITH THE U.S.
SECURITIES AND EXCHANGE COMMISSION ("SEC"). YOU CAN OBTAIN OTHER INFORMATION ABOUT THE FUND ON THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV).

GAM Services Inc. acts as the distributor of interests on a best efforts basis, subject to various conditions.

                                GAM Services Inc.


                THE DATE OF THIS PROSPECTUS IS MARCH 31, 2005.
















GAM is a registered trademark of GAM Holding AG

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

PROSPECTUS SUMMARY.............................................................1
FEE TABLE.....................................................................14
GLOSSARY OF SELECTED TERMS....................................................16
THE FUND......................................................................18
THE OFFSHORE FUND.............................................................18
THE MASTER FUND...............................................................19
STRUCTURE.....................................................................19
INVESTMENT PROGRAM............................................................20
TYPES OF INVESTMENTS AND RELATED RISK FACTORS.................................20
INVESTMENT RESTRICTIONS.......................................................20
ADDITIONAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE......................20
THE DIRECTORS.................................................................20
THE ADVISOR...................................................................20
THE INVESTMENT CONSULTANT.....................................................20
CONFLICTS OF INTEREST.........................................................20
PERFORMANCE INFORMATION.......................................................20
FEES AND EXPENSES.............................................................20
CAPITAL ACCOUNTS AND ALLOCATIONS..............................................20
SUBSCRIPTION FOR UNITS........................................................20
REPURCHASES AND TRANSFERS OF UNITS............................................20
DISTRIBUTION ARRANGEMENTS.....................................................20
TAX ASPECTS...................................................................20
ERISA CONSIDERATIONS..........................................................20
SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT................................20
VOTING PROXIES................................................................20
MISCELLANEOUS.................................................................20
PRIVACY POLICY.................................................Inside Back Cover

APPENDIX A:  LIMITED LIABILITY COMPANY AGREEMENT
APPENDIX B:  MASTER FUND PERFORMANCE INFORMATION (Predecessor)
APPENDIX C:  FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

     THE FOLLOWING IS ONLY A SUMMARY OF THE PROSPECTUS AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND.

THE FUND GAM INSTITUTIONAL MULTI-STRATEGY, LLC (the "FUND") is a limited liability company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as a closed-end, non-diversified, management investment company. The Fund was organized on January 11, 2002 as GAM Avalon Multi-Market Neutral, LLC. The Fund changed its name to GAM Avalon Dinadan, LLC on November 18, 2002 and changed its name to GAM Institutional Multi-Strategy, LLC on ____________, 2005. The Fund has been inactive since inception and has not yet issued any Units or accepted investor funds. The Fund is designed solely for investment by institutional tax-exempt and tax-deferred investors. The above structure, as discussed below, enables tax-exempt and tax-deferred investors to invest in the Fund without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt status.

THE MASTER FUND             The  Fund  will  invest  substantially  all  of  its
                            investable     assets    in    GAM     Institutional
                            Multi-Strategy Offshore Fund, LDC, a Cayman Islands limited duration company with the same investment objectives as the Fund (the "OFFSHORE FUND"). The
                            Offshore Fund will invest substantially all of its investable assets in GAM Multi-Strategy Investments, LLC (the "MASTER FUND"), a separate closed-end, non-diversified, management investment company with the same investment objectives as the Fund.

INVESTMENT OBJECTIVES       The Fund, the Offshore Fund and the Master Fund seek
                            to  achieve  long-term  capital   appreciation  with
                            diversification   of  risk   from   investments   in
                            financial markets worldwide.

USE OF PROCEEDS             The  proceeds  from  the  initial  sale  of  limited
                            liability  company  interests in the Fund ("UNITS"),
                            net  of  the  Fund's  fees  and  expenses,  will  be
                            invested  by the Fund in the  Offshore  Fund,  which
                            will in turn invest such proceeds in the Master Fund
                            as soon as reasonably practicable.  The Fund expects
                            that the  Master  Fund  will use those  proceeds  to
                            pursue  its   investment   program  and   objectives
                            consistent   with   market    conditions   and   the
                            availability  of  suitable  investments  as  soon as
                            reasonably   practicable   after   receipt  of  such
                            proceeds by the Master Fund. Pending the investment of the proceeds of the offering

--------------------------------------------------------------------------------
PAGE 1
                            pursuant to the Master Fund's investment policies, a portion of the proceeds of the offering not invested in the Portfolio Funds may be invested in short-term, high quality debt securities, money market funds, or other cash alternatives. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs.

FUND OF FUNDS               The Fund seeks to achieve its objective by investing
INVESTMENT PROGRAM          substantially  all of its  investable  assets in the
                            Offshore   Fund  which  will  in  turn  invest  such
                            proceeds  in  the  Master  Fund.   The  Master  Fund
                            allocates its assets among a professionally selected group of investment vehicles that employ a variety of investment techniques and strategies and are managed by highly skilled portfolio managers (the
                            "PORTFOLIO MANAGERS") with expertise investing in global financial markets.

ADVISOR GAM USA INC., the investment advisor to the Fund and the Master Fund (the "Advisor"), selects the Portfolio Managers and allocates the assets of the Master Fund among them from time to time based upon an evaluation of each Portfolio Manager.

                            The Advisor is part of the GAM Group, which manages approximately $38 billion worldwide and has related entities in London, Zurich, Hong Kong, New York, Tokyo, Bermuda, Dublin, the Isle of Man and Berlin. The Advisor is an indirect subsidiary of UBS AG, a publicly-owned Swiss banking corporation.

INVESTMENT CONSULTANT       GAM  INTERNATIONAL  MANAGEMENT  LIMITED,  a  limited
                            company  organized  under  the  laws  of the  United
                            Kingdom (the "INVESTMENT CONSULTANT"), serves as the
                            Investment Consultant to the Advisor. The Investment
                            Consultant assists the Advisor in identifying and performing due diligence on Portfolio Managers. The
                            Investment Consultant is an affiliate of the Advisor and an indirect wholly-owned subsidiary of UBS AG.

KEY FEATURES                The Fund differs from a typical registered  open-end
                            investment company, or mutual fund, in several key respects, including the following:

                               o ACCESS TO PORTFOLIO MANAGERS: Through the Master Fund, the Fund offers investors access to a carefully selected, diversified group of money managers, many of whom do not currently manage mutual funds offered to the general public.

                               o AGGRESSIVE INVESTMENT STRATEGIES: The Fund may allocate its assets, through the Master Fund, to money managers that use more aggressive investment strategies, involving potentially

--------------------------------------------------------------------------------
PAGE 2
                                   greater risks and returns, than a typical mutual fund.

                               o DIVERSIFICATION OF RISK: The Master Fund seeks to reduce overall portfolio risk by allocating its assets among several money managers using different investment strategies and styles that are not necessarily correlated to each other.

                               o HEDGED INVESTMENT STRATEGIES: The Master Fund seeks to use money managers that use "hedge" and "arbitrage" strategies that tend to be less correlated with the general performance of stock and bond markets. However, such strategies may not be successful, and the Fund and the Master Fund may incur losses.

                               o PERFORMANCE BASED FEES: The Master Fund may pay Portfolio Managers both fixed fees, calculated as a percentage of assets under management, and performance-based fees or allocations, calculated as a percentage of profits generated by each Portfolio Manager. Such arrangements are typical in the hedge fund industry, and may provide greater incentives to Portfolio Managers, although they may also create an incentive to make riskier investments.

                               o LIMITED LIQUIDITY: Investors may not redeem or transfer their Units in the same manner as a mutual fund. The Fund may make periodic offers to repurchase a portion of its outstanding Units and expects under ordinary market conditions to offer to repurchase Units effective March 31, June 30, September 30 and December 31 of each year.

                               o   DESIGNED FOR TAX-EXEMPT  INVESTORS:  The Fund
                                   is   designed   solely  for   investment   by
                                   tax-exempt and tax-deferred investors.

SELECTION OF PORTFOLIO The Master Fund currently intends to invest FUNDS AND SUB-ADVISORS primarily in unregistered investment partnerships, which have investors other than the Master Fund, and
                            in    other    registered    investment    companies
                            (collectively, the "PORTFOLIO FUNDS"). The Advisor reviews a wide range of factors in evaluating each Portfolio Fund, including:

                               o past investment performance during various market conditions

                               o   investment strategies and processes

                               o   risk  management  procedures

                               o correlation of results with other Portfolio Managers

                               o reputation, experience and training of key personnel

                               o personal investment by principals of the Portfolio Manager in the investment program

--------------------------------------------------------------------------------
PAGE 3

                            The Master Fund also may invest a portion of its assets directly pursuant to investment advisory agreements, granting Portfolio Managers discretionary investment authority on a managed account basis. In addition, the Master Fund may invest in a special purpose investment vehicle created for a Portfolio Manager in which the Portfolio Manager serves as general partner and the Master Fund is the sole limited partner. (Portfolio Managers for which such an investment vehicle is formed, and Portfolio Managers who manage assets directly on a managed account basis, are collectively referred to as "SUB-ADVISORS".) The Advisor undertakes the same evaluation of Sub-Advisors as it does of Portfolio Funds. The
                            Master Fund may invest directly in liquid investments, including securities, futures, forward contracts, money market instruments and other liquid assets under the management of the Advisor or the Investment Consultant, pending allocation or reallocation of investments to Portfolio Funds or in order to ensure that sufficient cash is available for repurchases of Units.

                            The Advisor monitors the performance of each Portfolio Fund and Sub-Advisor. The Advisor may reallocate the assets of the Master Fund among the Portfolio Funds and Sub-Advisors, terminate existing Portfolio Funds and Sub-Advisors and select additional Portfolio Funds and Sub-Advisors.

INVESTMENT STRATEGIES       The  Portfolio  Managers  may  invest and trade in a
USED BY PORTFOLIO           wide range of instruments  and markets in accordance
MANAGERS                    with the  investment  objective  of the Fund.  These
                            investments  and  markets may  include,  but are not
                            limited to,  domestic and foreign equity  securities
                            and  equity-related  instruments,  including options
                            and   warrants,   and   fixed   income   and   other
                            debt-related instruments. Equity investments will not be limited by the type of security, by the location or type of issuer (such as U.S. or foreign, large capitalization, mid-cap or small cap), or by the investment discipline employed by the Portfolio
                            Manager (such as value or growth or bottom-up or top-down analysis). Debt-related investments will not be limited by the type of issuer (such as governmental entities or private corporations) or the classification (such as "investment grade,"
                            "non-investment grade," "junk" or "distressed"), or by other risk parameters related to debt investing such as credit and rating risk and interest rate risk.

                            Each Portfolio Manager may use various investment techniques for hedging and non-hedging purposes. For example, each Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. Each

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                            Portfolio  Manager  may  use  leverage,  which  also
                            entails risk. The Portfolio Funds may engage in more aggressive investment strategies, involving greater risk, than typical mutual funds.

RISK FACTORS                The  investment  program of the Fund,  the  Offshore
                            Fund and the Master Fund is speculative and involves substantial risks, some of which are discussed below. No assurance can be given that the investment objectives of the Fund and the Master Fund will be achieved.

                            FUND OF FUNDS. The performance of the Fund, the Offshore Fund and the Master Fund will depend on the ability of the Advisor to select Portfolio Managers and Portfolio Funds, and on the success of the Portfolio Managers in managing the assets of the Master Fund allocated to them.

                            INVESTMENTS BY PORTFOLIO MANAGERS. Each Portfolio Manager may invest without restriction in all asset classes, including equity securities, debt securities, currencies, options, futures, forwards, swaps, derivatives and other types of securities. The Advisor and the Directors of the Fund and the Master Fund will not have control over the allocation of investments among asset classes by each Portfolio Manager. Each asset class is subject to unique investment risks.

                            INVESTMENTS OUTSIDE UNITED STATES. Investments by the Master Fund in foreign financial markets, including markets in developing countries, present political, regulatory and economic risks that are significant and that may differ in-kind and degree from the risks presented by investments in the United States. These may include changes in foreign currency exchange rates, greater price volatility, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Master Fund to developing country financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets.

                            INVESTMENTS IN EQUITY SECURITIES. Each Portfolio Manager may invest without limitation in long and short positions in equity securities of U.S. or foreign issuers. Equity securities fluctuate in value, and may be affected by conditions related to specific issuers, such as earnings reports or forecasts, or by conditions unrelated to any specific issuer, such as general economic and market conditions. Portfolio Managers may also invest without limitation in securities of small and mid-cap companies, which may demonstrate greater volatility and be more thinly traded, and therefore less liquid, than securities of large-cap companies.
                            Portfolio   Managers  may  purchase

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                            securities  in  initial  public   offerings,   which
                            securities   may   demonstrate   a  high  degree  of
                            volatility and limited liquidity for a number of reasons, including the limited number of shares available, unseasoned trading, lack of investor knowledge and limited operating history.

                            INVESTMENTS IN DEBT SECURITIES. Each Portfolio Manager may invest without limitation in bonds, notes, loans and other debt securities issued by governmental or corporate entities, including debt which may be below "investment grade." All debt securities are subject to the risk of the issuer's inability to meet principal and interest payments and to the risk of volatility in the prices in such securities due to factors such as changes in interest rates, market perception of the creditworthiness or financial condition of the issuer, or the length of time until maturity of the debt obligation. Non-investment grade debt securities, including "high yield" or "junk" debt securities, are considered to be speculative and may involve a substantial risk of default. The prices of such securities may be more volatile than higher quality, lower yield debt securities. "Distressed" securities include securities issued by companies in default, or that are involved in bankruptcy proceedings or restructuring efforts. Debt securities issued by governments or their agencies, including governments of developing countries, may be subject to default or restructuring and may also be speculative.

                            AGGRESSIVE INVESTMENT STRATEGIES. Each Portfolio Manager may use investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivative transactions. Although many of the Portfolio Managers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than unhedged strategies, and some Portfolio Managers may use long-only or short-only strategies.

                            LIMITED DIVERSIFICATION. Although the Fund and the Master Fund seek to diversify risk by allocating assets among different Portfolio Managers, the Fund and the Master Fund are non-diversified investment companies. There are no percentage limitations on the portion of the assets of the Fund or the Master Fund that may be invested in the securities of any one issuer. As a result, the investment portfolios of the Fund and the Master Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

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                            FEES. The Fund incurs advisory fees to the Portfolio
                            Managers in addition to the fees payable to the Advisor. Each Portfolio Manager will receive both a fixed management fee and a performance-based fee or allocation. Such arrangements may create incentives
                            for   Portfolio   Managers   to  engage  in  riskier
                            transactions on behalf of the Master Fund. The Master Fund may incur performance-based fees to some Portfolio Managers even though the performance of other Portfolio Managers or the Master Fund as a whole in a given year is negative. By investing in Portfolio Funds indirectly through the Fund, the Offshore Fund and the Master Fund, the investor bears a proportionate share of the fees and expenses of the Fund, the Offshore Fund and the Master Fund and, indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees at the Fund, the Offshore Fund and the Master Fund level by investing directly with the Portfolio Managers, although in many cases access to these Portfolio Managers may be limited or unavailable.

                            INVESTMENT IN THE OFFSHORE FUND. The Offshore Fund is neither registered under nor subject to the investor protections offered by the 1940 Act. The Fund, by investing in the Offshore Fund, will not have the protections offered to investors in registered investment companies. The Fund, however, will control the Offshore Fund, making it unlikely that the Offshore Fund will take action contrary to the interests of investors in the Fund.

                            CHANGES IN UNITED STATES AND/OR CAYMAN ISLANDS LAW. If there are changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Offshore Fund, respectively, are organized, so as to result in the inability of the Fund and/or the Offshore Fund to operate as set forth in this Prospectus, there may be a substantial effect on investors. For example, if Cayman Islands law changes such that the Offshore Fund must pay taxes, investors in the Fund would likely suffer decreased investment returns.

                            MASTER FEEDER STRUCTURE. The Fund may withdraw all of its assets from the Offshore Fund if the Board of Directors of the Fund (the "BOARD") determines that it is in the best interest of the Fund to do so. In the event that either the Fund or any other feeder fund that invests in the Master Fund fails to approve a change to the Limited Liability Company Agreement, then the Fund or such other feeder fund may be required to redeem its interest in the Offshore Fund and/or the Master Fund. In the event the Fund withdraws all of its assets from the Offshore Fund and the Master Fund, the Board would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining a new investment

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                            advisor to manage the  Fund's  assets in  accordance
                            with   its   investment   objectives.   The   Fund's
                            investment   performance   may  be   affected  by  a
                            withdrawal of its assets (or the assets of another investor in the Master Fund) from the Offshore Fund and the Master Fund.

                            DETERMINATION OF NET ASSET VALUATION. The Fund, the Offshore Fund and the Master Fund will each compute its net asset value as of the last business day of each month in accordance with policies and procedures established by the Directors. Market values will generally not be available for the Master Fund's investments in Portfolio Funds. Securities for which market prices are not readily available will be valued by the Fund, the Offshore Fund and the Master Fund at fair value as determined in good faith in accordance with procedures approved by the Directors. The valuation procedures of the Fund, the Offshore Fund and the Master Fund provide that the fair value of the Master Fund's investments in Portfolio Funds ordinarily will be the value determined for each Portfolio Fund by its Portfolio Manager or administrator in accordance with the Portfolio Fund's valuation policies. The Advisor and the Directors may have no means of independently verifying valuations provided by Portfolio Funds. In the event of an error in the determination of the value of an investment in a Portfolio Fund by the Advisor, the Directors, or a Portfolio Manager, the net asset value of the Fund, the Offshore Fund and the Master Fund may be inaccurate. The net asset value of Portfolio Funds may be subject to subsequent adjustment in certain circumstances, for example, following an audit of a Portfolio Fund. In the event of such adjustment, the net asset value of the Fund, the Offshore Fund and the Master Fund may be inaccurate. In addition, Portfolio Managers may only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund, the Offshore Fund and the Master Fund more frequently. Prospective investors should review the valuation policies and procedures set forth in the section of this Prospectus entitled "Net Asset Valuation."

                            The interests in the Portfolio Funds in which the Master Fund invests or plans to invest will generally be illiquid. The Master Fund may not be able to dispose of interests in Portfolio Funds that it has purchased.

                            LIMITED LIQUIDITY: Units are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. The Fund may offer to repurchase a portion of the outstanding Units from time to time, but is not required to do so.

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                            NO  REGISTRATION OF PORTFOLIO  FUNDS:  The Portfolio
                            Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to all of the protections of the 1940 Act with respect to the Portfolio Funds.

                            PORTFOLIO FUND LIMITATIONS: The Advisor is not able to control or monitor the activities of the Portfolio Funds. Portfolio Funds may restrict redemptions of their interests under certain circumstances. Since the Master Fund may make additional investments in Portfolio Funds only at certain times pursuant to limitations set forth in the partnership agreements or other documents governing the Portfolio Funds, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities.

MANAGEMENT; BOARD OF        The Advisor is responsible  for the selection of the
DIRECTORS                   Portfolio  Managers and the allocation of the assets
                            of the Fund and the Master Fund among the  Portfolio
                            Managers,   based  upon  advice  received  from  the
                            Investment Consultant.

                            The power to manage and control the business affairs of the Fund and the Master Fund are each vested in a Board of Directors, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the business of the Fund and the Master Fund, as the case may be. The Offshore Fund is controlled by the Fund and has no independent investment discretion.

DISTRIBUTOR                 GAM SERVICES  INC., an affiliate of the Advisor (the
                            "DISTRIBUTOR"),  acts as  Distributor  for the Fund.
                            The Distributor may appoint additional brokers or dealers to assist in the placement of Units.

CONFLICTS OF INTEREST       The  investment   activities  of  the  Advisor,  the
                            Investment  Consultant,  the Portfolio  Managers and
                            their  affiliates  for  their own  accounts  and the
                            other   accounts   they  manage  may  give  rise  to
                            conflicts of interest that may disadvantage the Fund and the Master Fund. The operations of the Fund and the Master Fund may give rise to other conflicts of interest. See "Conflicts of Interest."

FEES AND EXPENSES           The Fund pays the Advisor a monthly  management  fee
                            at the annual rate of 0.75% of the Fund's net assets
                            (the "MANAGEMENT FEE") on behalf of the Fund and the Master Fund. In addition, Members will be required to pay certain supplemental fees as described under "Fees and Expenses." A portion of the Management Fee may be paid by the Advisor to the Distributor or other brokers who assist in the sale of Units
                            ("SELLING AGENTS").  The Advisor, and not the Master
                            Fund, is responsible  for the fees of the Investment
                            Consultant.

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                            PFPC Inc.  (the  "ADMINISTRATOR")  performs  certain
                            administrative, accounting and investor services for the Fund, the Master Fund and Portfolio Funds managed by Sub-Advisors, if any. In consideration for these services, the Fund pays the Administrator, subject to a minimum monthly fee, an annual fee of .075% of the Fund's first $250 million of average net assets, .055% of the Fund's next $250 million of the average net assets and .035% of the value of such net assets in excess of $500 million. The Fund also reimburses the Administrator for out-of-pocket expenses.

                            The Fund bears all expenses incurred in its business, either directly or indirectly through the Offshore Fund and the Master Fund, including, but not limited to: all costs and expenses related to portfolio transactions and positions for the Fund's account; subscription and redemption fees in connection with investments in Portfolio Funds; costs of establishment and operation of the Offshore Fund and the Master Fund; establishment of any Portfolio Funds managed by Sub-Advisors; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of Directors and Members. The Portfolio Funds bear all expenses incurred in the business of the Portfolio Funds, which are similar to those expenses incurred by the Fund in the business of the Fund.

                            Each Portfolio Manager generally charges the Master Fund an asset-based fee, and some or all of the Portfolio Managers receive performance-based fees or allocations. The asset-based fees of the Portfolio Managers are expected to range from 1% to 2% of net assets each year, and the performance-based allocations of the Portfolio Managers are expected to range from 15% to 25% of net profits each year.

ELIGIBLE INVESTORS          Only investors who are eligible investors as defined
                            herein and in the Fund's subscription  documents may
                            purchase  Units.  Eligible  Investors  include:  (1)
                            pension,  profit-sharing,  or other employee benefit
                            trusts that are exempt from  taxation  under Section
                            501(a)  of the  Internal  Revenue  Code of 1986,  as
                            amended  (the  "CODE"),  by reason of  qualification
                            under Section 401 of the Code; (2) employee  benefit
                            plans  or other  programs  established  pursuant  to
                            Sections  403(b),  408(k)  and 457 of the Code;  (3)
                            certain deferred  compensation  plans established by
                            corporations,  partnerships,  non-profit entities or
                            state and local governments, or government-sponsored
                            programs;  (4) certain  foundations,  endowments and
                            other exempt  organizations  under Section 501(c) of
                            the Code  (other  than  organizations  exempt  under
                            Section   501(c)(1));   (5)   charitable   remainder
                            unitrusts and charitable

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                            remainder annuity trusts as described in Section 664
                            of the Code; (6) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and
                            403(b)(7)   Plans;   and  (7)  state   colleges  and
                            universities    ((1)   through   (7)   collectively,
                            "ELIGIBLE   INVESTORS").    Among   other   required
                            qualifications,   each  Eligible  Investor  will  be
                            required to certify that such Eligible Investor (and certain of the owners of equity in such investor, in certain instances) (i) immediately after the time of the subscription, has at least $750,000 under the discretionary investment management of the Advisor
                            and  its   affiliates,   or  (ii)  at  the  time  of
                            subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a
                            "qualified   purchaser"   as   defined   in  Section
                            2(a)(51)(A)   of  the   1940   Act   (a   "QUALIFIED
                            PURCHASER").   The   Fund  is  not  an   appropriate
                            investment for investors that are not exempt from U.S. Federal income tax. The Board reserves the right to reject subscriptions in its absolute and sole discretion.

SUBSCRIPTION FOR UNITS      The  Fund  is  offering   _____  Units  through  the
                            Distributor  and Selling  Agents  that have  entered
                            into selling  agreements with the  Distributor.  See
                            "Distribution Arrangements." It is expected that the
                            initial  offering  of Units  will  close on or about
                            _____________,  2005.  Both  initial and  additional
                            subscriptions for Units by Eligible Investors may be
                            accepted  at such times as the Board may  determine,
                            subject to the receipt of cleared funds on or before
                            the acceptance date set by the Board. Funds received
                            but not cleared prior to such  acceptance date shall
                            be held in escrow pending the next acceptance  date.
                            After   the   initial   offering   period,   initial
                            subscriptions and additional  capital  contributions
                            will  generally  be  accepted   monthly.   The  Fund
                            reserves  the right to reject any  subscription  for
                            Units. Each Unit represents a capital  commitment of
                            $100 at the initial closing. Units will be issued at
                            their  net  asset  value  per  Unit  at   subsequent
                            closings.  Generally, the minimum initial investment
                            in  the  Fund  is   $5,000,000,   and  the   minimum
                            additional investment is $50,000. The Fund may vary the investment minimums from time to time. The Fund may suspend subscriptions for Units at any time.

INITIAL OFFERING CLOSING    The initial closing date for  subscriptions of Units
DATE                        in the initial public  offering is expected to be on
                            or about _____________, 2005.

TRANSFER RESTRICTIONS       Units may be  transferred  only by (i)  operation of
                            law pursuant to the death, bankruptcy, insolvency or
                            dissolution  of a Member  or (ii)  with the  written
                            consent of the Board,  which may be  withheld in its
                            absolute and sole and absolute  discretion and which
                            may   be   granted   only   in   extremely   limited
                            circumstances.

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REPURCHASES OF UNITS BY     No  Member  has the  right  to  require  the Fund to
THE FUND (HOW TO            redeem  the  Member's  Units.
REDEEM UNITS)
                            The Fund from  time to time may offer to  repurchase
                            Units pursuant to written tenders by Members.  These
                            repurchases  will be made at such  times and on such
                            terms  as  may  be  determined  by  the  Board.   In
                            determining whether the Fund should repurchase Units
                            from Members pursuant to written tenders,  the Board
                            will consider the recommendation of the Advisor. The
                            Advisor expects that it will generally  recommend to
                            the Board  that the Fund offer to  repurchase  Units
                            from Members two times each year, on the last day of
                            June  and  December,  but may  recommend  additional
                            repurchases from time to time, although there can be
                            no  assurance  it will do so.  When  the  Fund  does
                            determine to offer to  repurchase  Units,  notice of
                            such offer will be provided to Members not less than
                            20 business  days prior to the date on which Members
                            must accept such  offer.  Members  wishing to accept
                            such offer will be required to accept such offer not
                            less  than  30  days  prior  to  the  date  of  such
                            repurchase.  Thus, it is expected that the Fund will
                            provide    notice   of   such   offer   to   Members
                            approximately  60 days  prior  to  each  semi-annual
                            repurchase  date. The Fund may also repurchase Units
                            if the Board determines that it would be in the best
                            interests  of  the  Fund.   See   "Repurchases   and
                            Transfers--No     Right    of    Redemption"     and
                            "--Repurchases  of Units" for a  discussion  of such
                            time  periods  and the  estimated  time that it will
                            take for Members to receive  payment  following  the
                            repurchase  date.  The  Limited   Liability  Company
                            Agreement provides that the Fund shall be dissolved if the Units held by any Member that has submitted a written request, in accordance with the terms of the Limited Liability Company Agreement, to tender all of the Units held by such Member for repurchase by the Fund have not been repurchased within a period of two years of such request.

                            The Fund's assets consist primarily of its interest in the Master Fund through the Offshore Fund. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may find it necessary to liquidate a portion of its interest in the Offshore Fund, which may in turn find it necessary to liquidate a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its indirect interest in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Units unless the Offshore Fund and the Master Fund simultaneously conduct similar repurchase offers.

BORROWING BY THE FUND       Subject to the Limited  Liability  Company Agreement
                            and provisions of applicable law, the Fund and the Master Fund reserve the right to

--------------------------------------------------------------------------------
                            arrange for a line or lines of credit and to make borrowings thereunder as may be deemed necessary by the Board in its absolute and sole discretion for the management of the Fund's business activities.

FUTURE INTERESTS            The Fund  reserves  the  right  to issue  additional
                            classes  of units  in the  future  subject  to fees,
                            charges,     redemption     rights,     and    other
                            characteristics different from those of the Units offered in this Prospectus.

SUMMARY OF TAXATION         The Fund should be treated as a partnership  and not
                            as an association  taxable as a corporation for U.S.
                            Federal income tax purposes.  Accordingly,  the Fund
                            should not be subject to U.S.  Federal  income  tax,
                            and each  Member  will be  required to report on its
                            own annual tax return its distributive  share of the
                            Fund's  taxable  income  or  loss.  For the  Fund to
                            complete  its tax  reporting  requirements,  it must
                            receive  information  on a  timely  basis  from  the
                            Offshore  Fund,  the Master  Fund and the  Portfolio
                            Managers.  A Portfolio  Manager's delay in providing
                            this information  will delay the Fund's  preparation
                            of tax information to investors,  which is likely to
                            cause Members to seek extensions on the time to file
                            their tax returns. Members are encouraged to consult
                            their  tax  advisor   concerning  how  such  delayed
                            reporting may affect them.

                            The   Offshore   Fund  will  be   classified   as  a
                            corporation for U.S. Federal income tax purposes.

                            The Offshore Fund is interposed between the Fund and the Master Fund so that any unrelated business taxable income ("UBTI") generated by certain investment activities of the Master Fund, through the Portfolio Funds, is not ultimately incurred by a Member. The Offshore Fund is organized as a Cayman Islands limited duration company. The Offshore Fund has two members: the Fund, which serves as the managing member; and the Advisor, which holds only a nominal, non-voting interest in the Offshore Fund. The Fund and the Advisor have delegated all management of the Offshore Fund to the Fund. The Offshore Fund has no independent investment discretion or other decision-making capabilities and effectively is controlled by the Board of the Fund. As a Cayman Islands company, the Offshore Fund offers its members limited liability and is treated as a corporation under the tax laws of the Cayman Islands and the United States.

                            Any income received by the Offshore Fund will not be subject to taxation in the Cayman Islands, which currently has no income, corporation, capital gains or other taxes in effect.
--------------------------------------------------------------------------------

ERISA PLANS AND OTHER       Investors subject to the Employee  Retirement Income
TAX-EXEMPT ENTITIES         Security  Act of 1974,  as  amended  ("ERISA"),  and
                            other tax-exempt entities including employee benefit
                            plans, Individual Retirement Accounts and 401(k) and
                            Keogh  Plans  (each  a   "TAX-EXEMPT"   entity)  may
                            purchase  Units.  Since  interests  in the  Fund are
                            securities   issued   by   an   investment   company
                            registered under the Investment Company Act, the assets of the Fund should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.

TERM The Fund's term is perpetual unless the Fund is otherwise dissolved under the terms of the Limited Liability Company Agreement.

REPORTS TO MEMBERS          The Fund  will  furnish  to its  Members  as soon as
                            reasonably practicable after the end of each taxable
                            year such information as is necessary for Members to
                            complete  U.S.  Federal  and  state  income  tax  or
                            information  returns,   along  with  any  other  tax
                            information required by law. The Fund also will send to Members a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------

The following table describes the fees and expenses that are incurred by an investor in connection with the purchase, sale or holding of interests in the Fund.

SHAREHOLDER TRANSACTION EXPENSES

         Maximum Sales Load Imposed on Purchases
         (As a percentage of offering price)                         0.00%
                                                                     -----

         Dividend Reinvestment and Cash Purchase Plan Fees           0.00%
                                                                     -----

ANNUAL EXPENSES (As a percentage of net assets)

         Management Fee                                              0.75%(1)
                                                                     -----

         Administrative Fee                                          0.20%
                                                                     -----

         Custody Fee                                                 0.01%
                                                                     -----

         Other Operating Expenses                                    0.09%
                                                                     -----

                  TOTAL ANNUAL EXPENSES                              1.05%
                                                                     -----
--------------
(1) Plus supplemental fees of up to 0.75% per annum and incentive fees, which may be payable by the investor directly to the Advisor pursuant to separate agreements between the investor and the Advisor. See "FEES AND EXPENSES."

(2) Assumes maximum base supplemental fee of 0.75% payable directly to the Advisor by the investor and excludes any incentive fee option selected by the investor. See "Fees and Expenses".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  EXAMPLE:            1 YEAR    3 YEARS    5 YEARS   10 YEARS(2)
                                      ------    -------    -------   --------
--------------------------------------------------------------------------------

You would pay the following
expenses on a $1,000 investment,
assuming a 5.00% annual return:       $         $          $         $
--------------------------------------------------------------------------------

IN ADDITION TO THE EXPENSES DESCRIBED ABOVE, THE FUND - AND THUS EACH INVESTOR IN THE FUND - BEARS INDIRECTLY A PORTION OF THE FEES AND EXPENSES OF THE PORTFOLIO FUNDS IN WHICH THE MASTER FUND INVESTS.

The above example is provided to assist you in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The fee table and the example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.










--------------
(1) Plus supplemental fees of up to 0.75% per annum and incentive fees, which may be payable by the investor directly to the Advisor pursuant to separate agreements between the investor and the Advisor. See "FEES AND EXPENSES."

(2) Assumes maximum base supplemental fee of 0.75% payable directly to the Advisor by the investor and excludes any incentive fee option selected by the investor. See "Fees and Expenses".

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GLOSSARY OF SELECTED TERMS
--------------------------------------------------------------------------------

     "1933 ACT" -- the Securities Act of 1933 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     "1940 ACT" -- the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     "ADMINISTRATOR" -- PFPC Inc.

     "ADVISERS ACT" -- the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     "ADVISOR" -- GAM USA Inc.

     "ADVISOR ACCOUNTS" -- other accounts managed by the Advisor.

     "BOARD" -- the Directors of the Fund or the Master Fund, as the case may be.

     "CAPITAL ACCOUNT" -- the capital account maintained for each Member in the Fund.

     "CFTC" -- the U.S. Commodity Futures Trading Commission.

     "CODE" -- the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

     "CUSTODIAN" -- PFPC Trust Company.

     "DIRECTORS" -- the persons granted the authority to control the management of the Fund pursuant to the Fund's Limited Liability Company Agreement.

     "DISTRIBUTOR" -- GAM Services Inc.

     "ERISA" -- the U.S. Employee Retirement Income Security Act of 1974, as amended.

     "FEEDER FUND" - any other investment company that may invest in the Master Fund.

     "FUND" -- GAM Institutional Multi-Strategy, LLC.

     "FUND OF FUNDS" -- an investment strategy involving investments in other investment funds managed by investment managers using different investment styles.

     "GAM CLIENT" - another client of the Advisor or one of its affiliates.

--------------------------------------------------------------------------------

     "INDEPENDENT DIRECTOR" -- a Director of the Fund or the Master Fund who is not an "interested person" of the Fund or the Master Fund, as the case may be, as defined in the 1940 Act.

     "INVESTMENT CONSULTANT" -- GAM International Management Limited.

     "IRS" -- the U.S. Internal Revenue Service.

     "LIMITED LIABILITY COMPANY AGREEMENT" -- the Limited Liability Company Agreement of the Fund or the Master Fund, as the case may be.

     "MANAGEMENT FEE" -- the monthly management fee payable to the Advisor.

     "MASTER FUND" -- GAM Multi-Strategy Investments, LLC, a Delaware limited liability company.

     "MEMBER" -- an investor in the Fund.

     "OFFSHORE FUND" -- GAM Institutional Multi-Strategy Offshore Fund, LDC, a Cayman Islands limited duration company.

     "PORTFOLIO FUND" -- an investment partnership or fund in which the Fund invests a portion of its assets.

     "PORTFOLIO MANAGER" -- an individual or entity responsible for managing a portion of the assets of the Master Fund, either directly or through the Master Fund's investment in a Portfolio Fund. The term Portfolio Managers includes the Sub-Advisors.

     "PROSPECTUS" -- this Prospectus.

     "QUALIFIED PURCHASER" -- a qualified purchaser as defined in Section 2(a)(51)(A) of the 1940 Act.

     "REGULATIONS" -- the regulations adopted by the U.S. Department of Treasury under the Code.

     "SEC" -- the U.S. Securities and Exchange Commission.

     "SELLING AGENTS" -- a broker or other intermediary appointed by the Distributor to assist in the sale of Units.

     "SUB-ADVISOR" -- a Portfolio Manager responsible for either (i) directly managing a portion of the assets of the Master Fund in a managed account or (ii) managing a special purpose investment vehicle, the general partner of which is the Portfolio Manager and the sole limited partner of which is the Master Fund.

     "UBTI" -- "unrelated business taxable income" as defined under the Code.

     "UNIT" -- a limited liability company interest in the Fund.

--------------------------------------------------------------------------------

                                GAM INSTITUTIONAL
                               MULTI-STRATEGY, LLC

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

     GAM INSTITUTIONAL MULTI-STRATEGY, LLC is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed on January 11, 2002, as a limited partnership under the laws of Delaware with the name "GAM Avalon Multi-Market Neutral, LLC." The Fund changed its name to GAM Avalon Dinadan, LLC on November 18, 2002. The Fund changed its name to GAM Institutional Multi-Strategy, LLC and adopted the current Master/Feeder structure on________, 2005. The Fund has been inactive since inception and has not issued any units or accepted any funds from investors. The Fund's principal office is located at 135 East 57th Street, New York, New York 10022, and its telephone number is (212) 407-4600.

     The Advisor is responsible for selecting the Portfolio Managers to manage the investments of the Fund and the Master Fund. The Advisor is part of the GAM Group, which was founded in 1983 and started managing fund of funds investment portfolios for clients in 1989.

--------------------------------------------------------------------------------
                                THE OFFSHORE FUND
--------------------------------------------------------------------------------

     The Offshore Fund will not be registered under the 1940 Act. The Offshore Fund will serve as a conduit entity through which the Fund will invest in the Master Fund, and has no investment or other discretion over its assets. The Offshore Fund will serve as an intermediate holding company in order to ensure that UBTI generated by the investment activities of the Master Fund (and Portfolio Funds) will not be ultimately incurred by a Member. The Offshore Fund is organized as a limited duration company under the laws of the Cayman Islands. A limited duration company organized in the Cayman Islands offers limited liability to its members. The Offshore Fund has two members: the Fund, which serves as the managing member; and the Advisor, which holds only a nominal voting interest in the Offshore Fund. All day-to-day management responsibilities of the Offshore Fund are controlled by the Fund. Therefore, all decisions involving the Offshore Fund are effectively controlled by the Fund's Board. The Offshore Fund has no independent investment discretion or other decision-making capabilities, and serves purely as an intermediate entity for the benefit of the Fund and under the control of the Fund's Board. The Offshore Fund has no investors other than the Fund and the Advisor.

     The Fund may redeem all of its assets from the Offshore Fund if the Board determines it is in the best interests of the Fund to do so. If the Fund so withdraws, the Board would consider

--------------------------------------------------------------------------------
what action might be taken, including investing the assets of the Fund into another pooled investment entity, or retaining the Advisor to invest the Fund's assets directly in accordance with its investment objectives.

     The structure of the Fund is designed to permit certain sophisticated tax-exempt and tax-deferred institutional investors to participate in the risks and benefits of an investment in Portfolio Funds without requiring the high minimum capital contribution requirements that are typically required by the Portfolio Funds themselves. The Fund also provides such investors with access to the Master Fund without incurring any UBTI, through the Fund's investment in the Offshore Fund.

--------------------------------------------------------------------------------
                                 THE MASTER FUND
--------------------------------------------------------------------------------

     The Fund will invest substantially all of its investable assets in the Offshore Fund, which in turn will invest substantially all of its investable assets in the Master Fund, a separate closed-end, non-diversified, management investment company with the same investment objectives as the Fund and the Offshore Fund.

     It is currently anticipated that the only investor in the Master Fund initially will be the Fund and two other affiliated Feeder Funds. However, additional Feeder Funds could be created to invest in the Master Fund in the future.

     Whenever the Fund, in its capacity as an indirect investor in the Master Fund through the Offshore Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund's business, which may be determined by the Directors of the Master Fund without investor approval), the Fund will hold a meeting of the Members and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. The Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

--------------------------------------------------------------------------------
                                    STRUCTURE
--------------------------------------------------------------------------------

     The Fund is a fund of funds that combines many of the features of a private investment partnership with those of a registered closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The managers or advisors of these entities typically are compensated through asset-based fees and performance-based fees or allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest

--------------------------------------------------------------------------------
minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisors to these companies typically are compensated through asset-based, but not performance-based, fees. The Fund is similar to a private investment partnership in that its investment portfolios may be actively managed and Units will be sold in comparatively large minimum denominations primarily to institutional investors, whose capital accounts will be subject to asset-based fees. In addition, the Portfolio Managers of the Portfolio Funds will typically be entitled to receive incentive-based compensation. Unlike many private investment funds, however, the Fund can offer Units without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Units. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program that allows participation in many Portfolio Funds without having to make the more substantial minimum capital commitment that is required by many private investment funds, and without subjecting the Fund to the limitations on the number of investors and the manner of offering faced by many of those funds.

--------------------------------------------------------------------------------
                               INVESTMENT PROGRAM
--------------------------------------------------------------------------------

     The Fund is a fund of funds that seeks to achieve its objectives by investing substantially all of its assets in the Master Fund through the Offshore Fund. The Master Fund in turn deploys its assets primarily among a professionally selected group of investment vehicles that employ a variety of investment techniques and strategies and are managed by highly skilled Portfolio Managers who invest primarily in, or who have particular expertise with respect to, global financial markets.

     The investment objective of the Fund, the Offshore Fund and the Master Fund is to achieve long-term capital appreciation with diversification of risk from investments in financial markets worldwide. The Master Fund uses Portfolio Funds and Sub-Advisors employing a wide range of investment styles, that may include investments in options, futures and other financial derivatives, distressed securities, and emerging markets, in addition to investment strategies emphasizing more traditional investments such as stocks and bonds. The Master Fund does not seek to emphasize any particular country, region, industry or sector, but seeks to allocate its assets among a diverse group of Portfolio Funds and Sub-Advisors using different investment styles whose performance is not expected to be correlated with each other.

     The Portfolio Managers selected to manage assets for the Master Fund may use a wide range of investment strategies and styles, including some of the styles described below. Portfolio Managers may also use different styles not listed below, or they may combine different elements of different styles listed below.

     o HEDGE STRATEGIES - Investment in stocks, bonds or other financial instruments while simultaneously using short sales, futures, options or other instruments in an effort to protect against the potential adverse effects of general movements in market prices. Hedge strategies include LONG-SHORT or MARKET NEUTRAL strategies, which seek to

--------------------------------------------------------------------------------
          develop a balanced portfolio of both long and short positions in stocks or other instruments.

     o DIRECTIONAL STRATEGIES - Investing in stocks, bonds or other financial instruments in an effort to take advantage of anticipated trends in general market prices or prices of specific investments. Directional strategies may emphasize long term investments or short-term trading, and include:

          o LONG-ONLY STRATEGIES - purchasing securities without hedging market risks.

          o SHORT-TERM TRADING - buying and selling securities based upon anticipated general movements in market prices or short-term changes in market prices of specific securities.

          o VALUE INVESTING - investing in companies based on views as to the value of their underlying assets.

          o GROWTH INVESTING - investing in companies based upon views as to their potential future earnings.

          o SECTOR INVESTING - investing in specific industries or sectors of the economy.

          o    GLOBAL   INVESTMENTS  -  investing  in  international   financial
               markets.

          o MACRO INVESTMENTS - investing based upon views as to global macroeconomic trends.

          o    EMERGING MARKETS - investing in developing countries.

          o JUNK BONDS - investing in debt securities rated below investment grade.

          o DISTRESSED SECURITIES - investing in companies experiencing financial difficulties.

          o MANAGED FUTURES - investing in global futures and forward markets.

          o SHORT SELLING - selling borrowed securities in anticipation of decreases in the market prices of the securities borrowed.

     o RELATIVE VALUE or ARBITRAGE STRATEGIES - Investing in long and short positions in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such instruments. Relative value and arbitrage strategies include:

--------------------------------------------------------------------------------

          o PAIRS TRADING - long and short positions in securities of different companies in the same industry.

          o CONVERTIBLE ARBITRAGE - offsetting long and short positions in convertible bonds or preferred stocks and the underlying common stocks into which they are convertible.

          o RISK or MERGER ARBITRAGE - offsetting long and short positions in securities of companies which are involved in a merger, tender offer, reorganization, bankruptcy or other extraordinary corporate transaction.

          o FIXED INCOME or INTEREST RATE ARBITRAGE - offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

     The Advisor, with the advice of the Investment Consultant, selects Portfolio Managers for the Master Fund and allocates the assets of the Master Fund among its respective Portfolio Managers. The Advisor reviews a wide range of factors in evaluating each Portfolio Manager, including:

     o    past investment performance during various market conditions
     o    investment strategies and processes used
     o    risk management procedures
     o    correlation of results with other Portfolio Managers
     o    reputation, experience and training of key personnel
     o personal investment by principals of the Portfolio Manager in the investment program

     As part of its due diligence process, the Advisor conducts a comprehensive review of each Portfolio Manager, its investment process and organization. The Advisor conducts on-site interviews of the Portfolio Manager's personnel as well as interviews with third party references and industry sources.

     Portfolio Managers generally are granted complete discretion over the investment of the assets allocated to them, and conduct their investment programs through Portfolio Funds. The Master Fund currently intends to invest its assets primarily in Portfolio Funds, which may include both unregistered private investment partnerships and registered mutual funds, and entities organized in either the United States or other countries. The Master Fund also may invest its assets directly pursuant to investment advisory agreements, granting Portfolio Managers discretionary investment authority to invest a portion of the assets of the Master Fund on a managed account basis. The Master Fund may also create a special purpose investment vehicle for a Portfolio Manager in which the Portfolio Manager serves as general partner and the Master Fund is the sole limited partner.

     The Advisor may cause the Master Fund to invest a portion of its assets directly in liquid assets in a portfolio managed by the Advisor or Investment Consultant, which portfolio may

--------------------------------------------------------------------------------
include stocks, bonds, futures contracts, currency forward contracts, money market instruments and other liquid assets. Such direct investments may comprise a significant percentage of the assets of the Fund and the Master Fund, while the Advisor is determining the optimal allocation of assets of the Master Fund among Portfolio Managers, or if the Fund receives proceeds from subscriptions for Units at a time when the Master Fund is unable to invest in desired Portfolio Funds. For example, the Advisor or Investment Consultant may elect to invest a portion of the assets of the Master Fund in futures or forward contracts in order to hedge all or a portion of the assets of the Master Fund managed by a particular Portfolio Manager against risks related to general movements in market prices, interest rates or currency exchange rates. The Advisor or Investment Consultant may also elect to invest a portion of the assets of the Master Fund in futures contracts in order to track the performance of general market indices pending investment of proceeds of subscriptions for Units in Portfolio Funds.

     Under normal circumstances, the Advisor expects to allocate the assets of the Master Fund among 10 to 50 Portfolio Managers. However, if the Master Fund's assets are for any reason below a threshold level of assets, it may not be possible for various reasons to allocate the assets of the Master Fund among all of the Portfolio Managers selected by the Advisor.

     The Advisor will allocate not more than 40% of the Master Fund's assets to any Portfolio Fund that is advised by a Sub-Advisor. The Master Fund may purchase non-voting securities of a Portfolio Fund that is not advised by a Sub-Advisor. However, the Master Fund does not intend to acquire a sufficient percentage of the voting or nonvoting securities or economic interests in any Portfolio Fund not advised by a Sub-Advisor to cause the Master Fund to control the Portfolio Fund as a practical matter. Subject to these limitations, the Master Fund may invest a majority of its assets in non-voting securities of the Portfolio Funds.

     The Advisor evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the investment objective of the Fund and the Master Fund and whether its investment performance is satisfactory. The Advisor may reallocate the Master Fund's assets among Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject to the condition that selection of a new Sub-Advisor requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act or as otherwise permitted by applicable rules.

     Unregistered investment funds, such as the Portfolio Funds, typically provide greater flexibility than traditional registered investment companies, or "mutual funds," in the types of securities they may own, the types of trading strategies they may employ, and, in some cases, the amount of leverage they may use. The Portfolio Managers selected by the Advisor may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, including options and warrants, and fixed income and other debt-related instruments. Portfolio Managers whose investment strategies are generally consistent with the investment objectives of the Fund and the Master Fund will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

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

     Each Portfolio Manager may use various investment techniques for hedging and non-hedging purposes. For example, each Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Fund and the Master Fund. Each Portfolio Manager may use leverage, which also entails risk.

     Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash alternatives in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, the Master Fund also may invest in these instruments.

     Additional information about the types of investments that are expected to be made by the Portfolio Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the investment policies and restrictions of the Fund and the Master Fund are not fundamental and may be changed without a vote of the Members.

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                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS
--------------------------------------------------------------------------------

     All securities investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate. Due to the types of investments and investment strategies to be used by Portfolio Managers, fluctuations in the net asset value of the Fund may be more volatile than is typical for most mutual funds.

     This section describes some of the investments and investment strategies likely to be used by Portfolio Managers and some of the related risks.

RISKS OF INVESTING IN GLOBAL AND EMERGING MARKETS

     The performance of the Fund is subject to special risks relating to investments outside the United States, including fluctuations in foreign currency exchange rates and future economic and political developments in other countries.

     Foreign securities in which the Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their

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

value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     To the extent that investment is made in emerging markets, the political, regulatory and economic risks inherent in investments in emerging markets' securities are significant and may differ in-kind and degree from the risks presented by investments in the world's major securities markets. These may include greater price volatility, substantially less liquidity, controls on foreign investment and limitations on repatriation of invested capital.

EQUITY SECURITIES

     Each Portfolio Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Each Portfolio Manager also may invest in depositary receipts relating to foreign securities. See "Foreign Securities" below. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. The market price of equity securities may be affected by general economic and market conditions, such as a broad decline in stock market prices, or by conditions affecting specific issuers, such as changes in earnings forecasts. Each Portfolio Manager may invest in equity securities without restriction as to market capitalization, including securities issued by smaller capitalization companies, including micro-cap companies. Each Portfolio Manager may purchase securities in all available securities trading markets.

SMALL AND MID-CAP SECURITIES

     Each Portfolio Manager may invest in companies with small and mid-cap market capitalizations. Such investments involve greater risk than investing in larger companies. The stock prices of small and mid-cap companies can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small and mid-cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies and they may be more likely to be negatively affected by changes in management. In addition, the stock of a small or mid-cap company may be thinly traded.

INITIAL PUBLIC OFFERINGS

     Each Portfolio Manager may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as development stage companies, without revenues or operating income, or any near-term prospects of achieving them.

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

DEBT SECURITIES

     Each Portfolio Manager may invest without limitation in bonds, notes and other debt securities issued by governmental or corporate entities, and in debt which may be below "investment grade." Debt securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer, and general market liquidity (I.E., market risk).

"HIGH YIELD" OR "JUNK" DEBT SECURITIES

     Each Portfolio Manager may invest without limitation in both investment grade and non-investment grade debt securities, including "high yield" or "junk" debt securities and distressed securities. Non-investment grade debt securities are generally considered to be speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. The market values of lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. A major economic recession could severely disrupt the market for non-investment grade securities and may have an adverse impact on the value of such securities. It is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase such securities' incidence of default.

DISTRESSED SECURITIES

     Each Portfolio Manager may invest in distressed securities. Distressed securities are securities issued by companies that are involved in bankruptcy or insolvency proceedings or experiencing other financial difficulties. A Portfolio Manager investing in distressed securities hopes that by being active in a distress situation or through superior analysis of a troubled company and the provisions of different securities, it can identify distressed securities that should appreciate in value. The performance of investments in distressed securities may be adversely affected to a greater extent by specific economic developments affecting an issuer, or by a general economic downturn, than investment in securities of issuers not facing such difficulties. Investments in distressed securities may also be affected by the consequences of bankruptcy proceedings, restructuring negotiations or other extraordinary corporate transactions.

SOVEREIGN DEBT

     Each Portfolio Manager may invest in debt securities issued by governments and their agencies, including governments of emerging markets. Investing in instruments of government issuers in emerging markets may involve significant economic and political risks. Holders of certain emerging markets instruments may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of

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

holders of emerging markets instruments could be adversely affected in the course of restructuring arrangements. The issuers of sovereign debt securities have in the past experienced serious difficulties in servicing their external debt obligations. These difficulties have, among other effects, forced such countries to reschedule interest and principal payments on obligations, and to restructure certain indebtedness. Sovereign debt rated below investment grade by Moody's and S&P is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

CREDIT AND RATING RISK

     Credit risk relates to the ability of the issuer of a debt security to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality debt securities. The lower the rating of a debt instrument, the more speculative its characteristics, and changes in economic or other circumstances are more likely to lead to an inability of the issuer to make principal and interest payments than issuers of higher grade securities.

INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

HEDGE STRATEGIES

     The Portfolio Managers may engage in a wide range of investment and trading strategies described below. Many of these strategies are sometimes referred to as "hedge" or "arbitrage" strategies, because they use short sales, futures and other derivatives in an effort to protect assets from losses due to general declines in international financial markets. However, there can be no assurances that the hedging and arbitrage strategies used by the Portfolio Managers will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. Furthermore, no assurance can be given that Portfolio Managers will employ hedging strategies with respect to all or any portion of a given Portfolio Fund's assets.

MARKET-NEUTRAL STRATEGIES

     The Master Fund may, from time to time, seek to use Portfolio Managers whose performance is not correlated with major market indices (I.E., is "market neutral"). Although the use of such Portfolio Managers may protect against losses in generally declining markets, there is no assurance that losses will be avoided. Investment strategies that have historically been uncorrelated or demonstrated low correlation to one another or to major world market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedge strategies may cease to function as anticipated, and

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there may be few or no buyers for certain  assets.  Liquidation of assets by the
Master Fund to pay for repurchases of Units by the Fund or any other Feeder Fund, to prevent losses, or for other purposes in such circumstances may be difficult or impossible.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio Manager may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars the value of a security the Portfolio Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Manager already owns. Each Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash alternatives in such amounts as the Portfolio Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund or the Master Fund also may invest in these instruments. In addition, the Fund anticipates that a portion of its assets shall be kept in cash, money market securities or other liquid assets in order to enable the Fund to accommodate requests for repurchases by the Fund of its Units. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements.

NON-DIVERSIFIED STATUS

     The classification of each of the Fund, the Offshore Fund and the Master Fund as a "non-diversified" investment company means that the percentage of the assets of the Fund, the Offshore Fund and the Master Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested, directly or through the Offshore Fund and the Master Fund, in the securities of a limited number of issuers, some of which will be within the same industry, the Fund may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

CONCENTRATION

     The Fund and the Master Fund will not concentrate in any particular industry. The Master Fund will invest in Portfolio Funds that may concentrate their investments in one or more industries.

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

BORROWING AND LEVERAGE

     Subject to the Limited Liability Company Agreement of the Fund and the Master Fund and provisions of applicable law, the Fund and the Master Fund reserve the right to arrange for a line or lines of credit and to make such borrowings thereunder as may be deemed necessary by the Board of the Fund and the Master Fund, as the case may be, in its absolute and sole discretion for the management of the business activities of the Fund and the Master Fund. In the event that Fund engages in borrowing, the Advisor will use its best efforts to ensure that: (a) all loan proceeds are used only to finance particular investments in Portfolio Funds and can be readily traced to such investments;
(b) no loan proceeds are used to make distributions to Members or to pay Fund expenses; (c) no loan proceeds are used to acquire any investment in a Portfolio Fund unless, as of the date on which the Fund acquires that investment, the Advisor or the Manager reasonably anticipates that such investment (i) will not generate current income (E.G., dividends or interest), as determined under U.S. Federal income tax principles, while any borrowed amounts used to finance that investment (or any interest accrued thereon) are outstanding and (ii) will not generate any gain, as so determined, until more than one year has elapsed after all borrowed amounts used to finance that investment (together with any interest accrued thereon) have been repaid in full; and (d) all borrowed amounts (including any interest accrued thereon) are repaid with the proceeds of the Fund's drawdown of the commitments from investors in the Fund next occurring after the borrowing.

     The Portfolio Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves substantial risks. Although leverage will increase investment returns if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment returns if such Portfolio Fund fails to earn as much on such investments as it pays for the use of the funds. Using leverage, therefore, will magnify the volatility of the value of a Portfolio Fund's investment portfolio. If the Portfolio Manager's equity or debt instruments decline in value, the Portfolio Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in a Portfolio Fund's assets, whether resulting from changes in market value or from redemptions, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off its borrowings. Money borrowed for leveraging will be subject to interest costs. The Portfolio Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit.

     The 1940 Act limits the amount an investment company can borrow. The value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. This limit does not apply to Portfolio Funds that are not managed by Sub-Advisors and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its Units may be great. To obtain "leveraged" market exposure in certain investments and to increase overall return, a Portfolio Manager may purchase options and other instruments that do not constitute "indebtedness" for purposes of the 1940 Act limitations. These

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instruments   nevertheless  may  involve  significant   economic  leverage  and,
therefore, in some cases, may involve significant risks of loss.

SHORT SALES

     A Portfolio Manager may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities which in the view of the Portfolio Managers are overvalued. To effect a short sale, a Portfolio Manager will borrow a security from a brokerage firm, or other intermediary, to make delivery to the buyer. The Portfolio Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the Portfolio Manager sold the security. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Portfolio Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund and the Master Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the investment portfolios of Portfolio Funds.

SPECIAL INVESTMENT TECHNIQUES

     Each Portfolio Manager may use a variety of special investment techniques to hedge its investment portfolio against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Portfolio Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

DERIVATIVES

     The Portfolio Managers may invest in, or enter into, derivatives. These are financial instruments that derive their performance from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund and the Master Fund. The Fund could experience losses if derivatives do not perform as

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

anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Portfolio Manager is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES

     The Portfolio Managers may invest in options and futures contracts. The Portfolio Managers also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund and the Master Fund bear the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position.

     The Portfolio Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price. A put option gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the writer of the put option at a specified price. A covered call option is a call option with respect to which a Portfolio Manager owns the underlying security. A covered put option is a put option with respect to which a Portfolio Manager has segregated cash or liquid securities to fulfill the obligation undertaken. The purchaser of a put or call option runs the risk of losing his entire investment in a relatively short period of time if the option is not exercised. The uncovered writer of a call option is subject to a risk of loss should the price of the underlying security increase, and the uncovered writer of a put option is subject to a risk of loss should the price of the underlying security decrease.

     Neither the Fund, the Offshore Fund nor the Master Fund will be a commodity pool subject to the rules of the Commodity Futures Trading Commission ("CFTC"). However, some or all of the Portfolio Managers may invest in futures contracts and currency forward contracts, and options on such contracts, for hedging or speculative purposes.

     The Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC. The Fund and the Master Fund may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons

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

     No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

     The Portfolio Managers may purchase and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a Portfolio Manager to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, such as the Standard & Poor's 500 Composite Stock Price Index, Nasdaq High Technology Index, or similar foreign indices. An interest rate future obligates a Portfolio Manager to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Manager to purchase or sell an amount of a specific currency at a future date at a specific price. Some or all of the Portfolio Managers may also purchase and sell call and put options on stock indexes.

WARRANTS

     Warrants are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

SWAP AGREEMENTS

     The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

     To achieve investment returns equivalent to those achieved by an investment advisor in whose investment vehicles the Fund and the Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

LENDING PORTFOLIO SECURITIES

     The Portfolio Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund and the Master Fund might experience a loss if the institution with which the Portfolio Manager has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Manager.

--------------------------------------------------------------------------------

RESTRICTED AND ILLIQUID INVESTMENTS

     Although  each  Portfolio  Manager  invests  primarily  in publicly  traded securities, the Master Fund and each Portfolio Manager may also invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

     Where registration is required to sell a security, a Portfolio Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Manager may be permitted to sell a security under an effective registration statement. Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times.

     The Master Fund's investments in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund will typically have only limited rights to withdraw its investment in an unregistered Portfolio Fund. The illiquidity of these interests may adversely affect the Fund were the Master Fund required to sell the interests at an inopportune time.

INVESTMENT IN THE OFFSHORE FUND

     The Offshore Fund is not registered under the 1940 Act, and is not subject to the investor protections offered by that Act. The Fund, by investing in the Offshore Fund, will not have the protections offered to investors in registered investment companies. The Fund, however, will control the Offshore Fund, making it unlikely that the Offshore Fund will take action contrary to the interests of investors in the Fund.

CHANGES IN UNITED STATES AND/OR CAYMANS ISLANDS LAW

     If there are changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Offshore Fund, respectively, are organized, so as to result in the inability of the Fund and/or the Offshore Fund to operate as set forth in this Prospectus, there may be a substantial effect on investors. For example, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in the Fund would likely suffer decreased investment returns. If Cayman Islands law, which requires a limit for a limited duration company's existence of 30 years, were to change such that, at the end of 30 years, the Fund could not replace the Offshore Fund with another identical limited duration company, the structure of the Fund would be affected, potentially in an adverse manner. Such changes also could result in the inability of the Fund to operate on a going forward basis, resulting in the Fund being liquidated.

MASTER FEEDER STRUCTURE - OTHER INVESTORS IN THE MASTER FUND

     Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund, which may require the Fund to withdraw its investment in the Offshore Fund and the Master

--------------------------------------------------------------------------------

Fund or take other appropriate action. The Fund's inability to control the Master Fund may adversely affect the Fund's ability to meet repurchase requests, which requires the cooperation of the Master Fund's Board. In addition, in the event that either the Fund or any such Feeder Fund fails to approve a change to the Limited Liability Company Agreement with the Advisor if the Master Fund has approved such amendment or change to such Limited Liability Company Agreement, the Fund or such Feeder Fund may be required to redeem its interest in the Offshore Fund and/or the Master Fund. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund to the Offshore Fund and in turn to the Fund. If securities and other non-cash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in-kind may reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund.

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     For purposes of the investment restrictions of the Fund and the Master Fund, and in order to ensure compliance with the provisions of the 1940 Act, the Fund and the Master Fund will treat the assets of any Portfolio Fund created specifically for investment by the Fund and the Master Fund and managed by a Sub-Advisor as if such assets were held directly by the Fund and the Master Fund, and accordingly subject to such investment restrictions, but will not treat the assets of a Portfolio Fund that are not managed by a Sub-Advisor as subject to such investment restrictions.

     The Fund and the Master Fund have each adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund and the Master Fund may not:

     o Issue senior securities, except that, to the extent permitted by the 1940 Act, (a) the Sub-Advisors, if any are engaged, may borrow money to finance portfolio transactions and engage in other transactions involving the issuance by the Fund or the Master Fund of "senior securities" representing indebtedness, and (b) the Fund or the Master Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Units.

     o Underwrite securities of other issuers, except insofar as the Fund or the Master Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the investment policies of the Fund or Master Fund or as otherwise permitted under the 1940 Act.

--------------------------------------------------------------------------------

     o Purchase, sell, hold or deal in real estate, except that the Fund or the Master Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

     o Invest in commodities, except that the Fund or the Master Fund may purchase and sell foreign currencies, commodity futures and forward contracts and related options.

     o Invest more than 25% of the value of the total assets of the Fund or the Master Fund in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this Investment Restriction, the Master Fund and Portfolio Funds are not considered part of an industry. The Master Fund will invest in Portfolio Funds that may concentrate their investments in one or more industries.

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called,
(i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities of such company, whichever is less.

     The investment restrictions of the Fund and the Master Fund are fundamental and may not be changed without the vote of a majority (as defined by the 1940
Act) of the outstanding voting securities of the Fund or the Master Fund, as the case may be.

     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the total assets of the Fund or the Master Fund, unless otherwise stated, will not constitute a violation of such restriction or policy.

     It is not anticipated that the Offshore Fund will make any investments (except for temporary investments for liquidity purposes) other than investments in the Master Fund. The Offshore Fund has substantially the same fundamental investment restrictions as the Fund and the Master Fund. Such restrictions cannot be changed without the approval of the Board of the Fund in the case of the Offshore Fund.

     The investment objective of the Fund, the Offshore Fund and the Master Fund is non-fundamental and may be changed by the Board.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL RISK FACTORS
                        RELATING TO THE FUND'S STRUCTURE
--------------------------------------------------------------------------------

ASSET-BASED FEES AND PERFORMANCE-BASED ALLOCATIONS

     Each Portfolio Manager generally charges the Master Fund an asset-based fee and some or all of the Portfolio Managers will receive performance-based fees or allocations. The asset-based fees of the Portfolio Managers are expected to range from 1% to 2% of net assets each year and the performance-based fees or allocations of the Portfolio Managers are expected to range from 15% to 25% of net profits each year.

     The performance-based allocation received by a Portfolio Manager may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. Because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the allocation may be greater than if it were based solely on realized gains.

TAX RISKS

     Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for U.S. Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund should not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

     The Fund relies on a position taken by the staff of the SEC with respect to a similarly structured but non-affiliated investment company allowing a structure whereby the Fund will invest in the Master Fund via the Offshore Fund. To the extent that the views of the SEC staff, which do not represent the views of the SEC itself, were to change, the structure of the Fund's investment in the Master Fund could be adversely affected, possibly affecting the treatment of UBTI.

LIQUIDITY RISKS

     Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Units from time to time, a Member may not be able to dispose of Units. The Advisor expects that it will generally recommend to the Directors that the Fund offer to repurchase Units from Members four times each year, in March, June, September and December. Such repurchase offers are dependent upon similar repurchase offers to the Fund from the Offshore Fund and to the Offshore Fund from the Master Fund. See "Repurchases and Transfers."

--------------------------------------------------------------------------------

VALUATION OF PORTFOLIO FUNDS

     The valuation of the Master Fund's investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Managers for such Portfolio Funds. Although the Advisor will review the valuation procedures used by all Portfolio Managers, the Advisor and Directors will not be able to confirm the accuracy of valuations provided by Portfolio Managers. In the event of an error in the determination of the value of an investment in a Portfolio Fund, the net asset value of the Fund and the Master Fund may be inaccurate.

ALLOCATION AMONG PORTFOLIO MANAGERS

     The Advisor may, from time to time, change the percentage of assets allocated to each Portfolio Manager. Allocation changes are likely to occur (i) because of performance differences among the Portfolio Managers or (ii) as the result of the Fund and the Master Fund receiving additional capital contributions during periods when certain Portfolio Managers may no longer be accepting additional funds (for example, because of capacity restrictions). At times, the Master Fund might have to place some or all of any additional capital with new Portfolio Managers. The Fund's success may depend, therefore, not only on the Portfolio Managers the Advisor currently has selected for the Master Fund and its ability to allocate the Master Fund's assets successfully among those Portfolio Managers but also on the Advisor's ability to identify new Portfolio Managers.

FEES AND EXPENSES

     The Fund and the Master Fund's fees and expenses payable to the Advisor, and the compensation of the Portfolio Managers, results in two levels of fees and greater expenses than would be associated with direct investment. The Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

     The Fund does not intend to make periodic distributions of net income or gains, if any, to Members. Whether or not distributions are made, each Member will be required each year to pay applicable U.S. Federal and state income taxes on his or her respective share of the taxable income of the Fund, and if insufficient distributions are made to pay such taxes, will have to pay such taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Directors.

     The Fund does not expect to be able to provide estimates of each Member's taxable income before the due date for filing extensions and paying estimated taxes. Members should consult their tax advisor concerning how such delayed reporting may affect them.

NO GUARANTEE OF SEMI-ANNUAL REPURCHASE OFFERS

     Although the Fund, at the discretion of the Board, will consider whether to make semi-annual repurchase offers of its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a securities exchange. There is no guarantee that a Member will be able to sell all of the Units that it desires to sell in any particular offer. If a

--------------------------------------------------------------------------------
repurchase offer is oversubscribed by Members, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. The potential for pro-ration may cause some investors to tender more Units for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, the Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Offshore Fund's interest in the Master Fund due to the Master Fund's holding of illiquid investments.

POTENTIAL CONSEQUENCES OF SEMI-ANNUAL REPURCHASE OFFERS

     The Fund's repurchase offer policy may have the effect of decreasing the size of the Fund and thus the Master Fund over time from what they otherwise would have been. It may therefore force the Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase. In addition, because of the limited market for the Master Fund's private securities, the Master Fund may be forced to sell its publicly tradeable securities, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund's ratio of illiquid private securities to liquid investments for the remaining investors.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

     The Offshore Fund will not be registered under the 1940 Act, and will not be subject to the investor protections offered by that Act. The Fund, by investing in the Offshore Fund, will not have the protections offered to investors in registered investment companies. The Fund, however, will control the Offshore Fund, making it unlikely that the Offshore Fund will take action contrary to the interests of investors in the Fund. In adopting this structure, the Fund is relying on a "no action" position taken by the SEC with respect to another similarly structured fund that is not affiliated with the Fund or the Advisor. If the SEC were to alter or change its position, the Fund might have to withdraw its investment in the Offshore Fund or take other action.

     Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund and the Master Fund will not be able to avail themselves of the protections of the 1940 Act with respect to the Portfolio Funds. In addition, an investor is not entitled to participate in the management of the Master Fund or the conduct of its business.

     The Advisor will not be able to control or monitor the activities of the Portfolio Managers on a continuous basis. A Portfolio Manager may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor, and that involve risks under some market conditions that are not anticipated by the Advisor. Some Portfolio Managers may have limited operating histories.

     An investor who meets the conditions imposed by the Portfolio Managers could invest directly with the Portfolio Managers, although in many cases access to these Portfolio Managers may be limited or unavailable. By investing in investment vehicles indirectly through the Fund, the Offshore Fund and the Master Fund, the investor bears asset-based fees and performance-based allocations at the Portfolio Fund level and an additional asset-based management fee at the Fund level. In addition, the investor bears a proportionate share of the fees and expenses of the

--------------------------------------------------------------------------------

Fund, the Offshore Fund and the Master Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Portfolio Funds.

     Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors, even if the Fund's and the Master Fund's returns as a whole are negative.

     Investment decisions of the Portfolio Funds are made by the Portfolio Managers entirely independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could indirectly incur transaction costs without accomplishing any net investment result.

     The Master Fund may elect to hold non-voting securities in Portfolio Funds, or it may waive the right to vote in respect of a Portfolio Fund. In such cases, the Master Fund will not be able to vote on matters that require the approval of the limited partners of the Portfolio Fund, including a matter that could adversely affect the Fund's investment. The Master Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund not advised by a Sub-Advisor to cause the Master Fund to control the Portfolio Fund as a practical matter. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Master Fund.

     Since the Master Fund may make additional investments in the Portfolio Funds only at certain times pursuant to limitations set forth in the partnership agreements of the Portfolio Funds, the Master Fund may be required from time to time to invest a significant portion of the Master Fund's assets in money market securities or other liquid assets pending investment in Portfolio Funds.

     Each Portfolio Fund may be permitted to redeem its interests in-kind. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. Irrespective of any receipt of such illiquid securities by the Master Fund, payment for repurchases of Units by the Fund shall be made in cash. Portfolio Funds may suspend redemptions or withdrawals under certain circumstances.

     For the Fund, the Offshore Fund and the Master Fund to complete their tax reporting requirements, the Master Fund must receive information on a timely basis from the Portfolio Managers. A Portfolio Manager's delay in providing this information will delay the Fund's preparation of tax information to its investors, which may require investors in the Fund to seek extensions on the time to file their tax returns.

     There may be other investors in the Master Fund. At present, only two other investors are contemplated for the Master Fund. These are two other Feeder
Funds, one of which will invest in the Master Fund through an offshore entity similar to the Offshore Fund. However, it is possible that in the future other investors in the Master Fund could alone or collectively acquire

--------------------------------------------------------------------------------
sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund, which could require the Fund to withdraw its investment in the Offshore Fund and the Master Fund or take other action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund to the Offshore Fund and from the Offshore Fund to the Fund. If securities and other non-cash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash. In addition, any such distribution in-kind could reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund.

     The Fund and the Master Fund may agree to indemnify certain of the Portfolio Funds and Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Units.

--------------------------------------------------------------------------------
                                  THE DIRECTORS
--------------------------------------------------------------------------------

     The rights and power to manage and control the business affairs of the Fund and the Master Fund are vested in the Board of the Fund and the Master Fund, respectively. Such powers include, without limitation, the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the business of the Fund and the Master Fund, as the case may be. The Directors exercise the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. The Offshore Fund is controlled by the Fund, which acts as the Managing Member of the Offshore Fund. The Offshore Fund does not have a Board of Directors and is therefore effectively managed by the Fund's Board.

     The Directors may contribute to the capital of the Fund and hold Units in the Fund. A majority of the Directors of the Fund are not "interested persons" (as defined in the 1940 Act) of the Fund or the Master Fund (collectively, the "INDEPENDENT DIRECTORS") and perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. Similarly, a majority of the Master Fund's Board is comprised of persons who are not "interested persons" of the Master Fund.

     Brief biographical information regarding each Director, as well as each director's status as an Independent Director, is set forth below.





--------------------------------------------------------------------------------

NON-INDEPENDENT DIRECTORS OF THE FUND AND THE MASTER FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                 FUND COMPLEX
     NAME, ADDRESS          HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS
        AND AGE             REGISTRANT       TIME SERVED          DURING PAST 5 YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Dr. Burkhard              Chairman and    Each Director          Vice Chairman, GAM             13        Dr. Poschadel is a
Poschadel (58)            Director        serves as such for     Holding AG, May 2004                     director of 13 GAM
12 St. James's Place                      the term of the        to present. Group Chief                  Funds.
London SWlA 1NX                           Fund and the           Executive Officer, GAM
England                   Dr. Poschadel   Master Fund unless     Limited, March 2000 to
                          is NOT an       sooner terminated      May 2004. Head of Human
                          Independent     pursuant to the        Resources, UBS Private
                          Director        Limited Liability      Banking, 1998-2000.
                          because of his  Company Agreement.     Global Head of Research
                          positions with                         and Portfolio
                          GAM Group       Dr. Poschadel has      Management, UBS Private
                          companies.      served as a            Banking, 1994-1997.
                                          Director since the
                                          Fund's inception.
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS OF THE FUND AND THE MASTER FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                 FUND COMPLEX
     NAME, ADDRESS          HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS
        AND AGE             REGISTRANT       TIME SERVED          DURING PAST 5 YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
George W. Landau (85)     Director        Each Director          Senior Advisor, Latin          13          Mr. Landau is Director,
2601 South Bayshore                       serves as such for     America, The Coca Cola                     GAM Funds, Inc., 1994
Drive                     Mr. Landau is   the term of the        Company, Atlanta, GA,                      to present; Director,
Suite 1275                an              Fund and the           1988 to present.                           Emigrant Savings Bank,
Coconut Grove, FL 33133   Independent     Master Fund unless     Consultant, Council of                     New York, NY, 1987 to
                          Director.       sooner terminated      Advisors, Latin America,                   2003; Director, seven
                                          pursuant to the        Guardian Industries,                       Credit Suisse Asset
                                          relevant Limited       Auburn Hills, MI, 1992                     Management (CSAM)
                                          Liability Company      to present.                                funds, formerly known
                                          Agreement.                                                        as BEA Associates, New
                                                                                                            York, NY, 1989 to
                                          Mr. Landau has                                                    present. He is a
                                          served as a                                                       director of 13 GAM
                                          Director since the                                                Funds.
                                          Fund'sinception.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                 FUND COMPLEX
     NAME, ADDRESS          HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS
        AND AGE             REGISTRANT       TIME SERVED          DURING PAST 5 YEARS        DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert J. McGuire (68)    Director        Each Director        Attorney/Consultant,             11        Mr. McGuire is
1085 Park Ave.                            serves as such for   Self-Employed, 1998 to                     Director, GAM Funds,
New York, NY 10128        Mr. McGuire     the term of the      present.                                   Inc., 1998 to present;
                          is an           Fund and the         Attorney/Consultant,                       Director, Emigrant
                          Independent     Master Fund unless   Morvillo, Abramowitz,                      Savings Bank, 1998 to
                          Director.       sooner terminated    Grand, Iason &                             2003; Director, one
                                          pursuant to the      Silberberg, P.C., 1998                     Credit Suisse Asset
                                          relevant Limited     to present.  President /                   Management (CSAM) fund,
                                          Liability Company    Chief Operating Officer,                   formerly known as BEA
                                          Agreement.           Kroll Associates,                          Associates, New York,
                                                               1989-1997.                                 NY, 1998 to present.
                                          Mr. McGuire has                                                 Director (since 1984)
                                          served as a                                                     and President (since
                                          Director since the                                              1997), Police Athletic
                                          Fund's inception.                                               League. Director,
                                                                                                          Volunteers of Legal
                                                                                                          Services, 1995 to 2003.
                                                                                                          Director, Office of the
                                                                                                          Appellate Defender,
                                                                                                          1995 to 2003. Director,
                                                                                                          Six Flags, Inc., 2003
                                                                                                          to present.  Trustee,
                                                                                                          Iona College, 1996 to
                                                                                                          present.  Director,
                                                                                                          Trump Hotels & Casino
                                                                                                          Resorts, 2001 to
                                                                                                          present. Director,
                                                                                                          Mutual of America
                                                                                                          Investment Corp., 2000
                                                                                                          to present. He is a
                                                                                                          director of 11 GAM Funds.
------------------------------------------------------------------------------------------------------------------------------------
Roland Weiser (74)        Director        Each Director        Trustee, New Jersey              13        Mr. Weiser is Director,
86 Beekman Road                           serves as such for   Center for Visual Arts,                    GAM Funds, Inc., 1988
Summit, NJ  07901         Mr. Weiser is   the term of the      1999 to present.  Former                   to present; Director,
                          an              Fund and the         Senior Vice President,                     GAM Diversity and GAM
                          Independent     Master Fund unless   Schering-Plough                            Diversity II and Unimed
                          Director.       sooner terminated    International, 1978-1984.                  Pharmaceuticals, Inc.,
                                          pursuant to the                                                 1989-1999.  He is a
                                          relevant Limited                                                director of 13 GAM
                                          Liability Company                                               Funds.
                                          Agreement.

                                          Mr. Weiser has
                                          served as a
                                          Director since the
                                          Fund's inception.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     With respect to the Fund and the Master Fund, a Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund or the Master Fund, as the case may be, the Advisor may manage and control the Fund or the Master Fund, as the case may be, but must convene a meeting of Members within 60 days for the purpose of either electing new Directors or dissolving the Fund or the Master Fund, as the case may be.

     BOARD COMMITTEES. The Board has one standing committee - the Audit Committee. The purposes of the Audit Committee are to: (i) oversee the Fund's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Fund's financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Fund's auditors; (iv) evaluate the independence of the Fund's independent auditors; and (v) to report to the full Board on its activities and recommendations. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds' shareholders. Each member of the Audit Committee has a working knowledge of basic finance and accounting matters and is not an interested person of the Fund, as defined in the 1940 Act. The Audit Committee consists of the following Directors: George Landau, Roland Weiser and Robert McGuire, who is the Chairman of the Committee.

     Brief biographical information regarding other executive officers of the Fund is set forth below.

Kevin J. Blanchfield (49)          Managing Director-Chief Operating Officer and
Vice President and Treasurer       Treasurer, GAM USA Inc., GAM Investments Inc.
GAM USA Inc.                       and  GAM  Services  Inc.,  1993  to  present.
135 East 57th Street               Senior    Vice    President,    Finance   and
New York, NY  10022                Administration,    Lazard   Freres   &   Co.,
                                   1991-1993.  Vice President and Treasurer, GAM
                                   Avalon Funds, 2000 to Present.

--------------------------------------------------------------------------------

Kenneth A. Dursht (42)             General Counsel and Corporate Secretary,  GAM
Secretary                          USA  Inc.,  GAM  Investments  Inc.,  and  GAM
GAM USA Inc.                       Services Inc., 2004 to present. Secretary and
135 East 57th Street               General Counsel, the funds comprising the GAM
New York, NY  10022                Avalon  Funds,  2004  to  Present;  Attorney,
                                   Skadden,  Arps,  Slate,  Meagher  & Flom LLP,
                                   1998 to 2004.

Michael J. Bessel (42)             Associate    General    Counsel,    Assistant
Chief Compliance Officer           Secretary and Chief Compliance  Officer,  GAM
and Assistant Secretary            USA, GAM  Investments  Inc., and GAM Services
GAM USA Inc.                       Inc., 2002 to present;  Assistant  Secretary,
135 East 57th Street               the funds  comprising  the GAM Avalon  Funds,
New York, NY  10022                2002 to Present;  Vice President,  Compliance
                                   Officer,   Black  Rock  Financial  Management
                                   Inc.,   1999   to   2002;   Vice   President,
                                   Compliance Officer,  Refco Securities,  Inc.,
                                   1997 to 1999.

Teresa B. Riggin (45)              Senior  Vice  President-Administration,   GAM
Assistant Secretary                USA,  GAM  Investments  Inc. and GAM Services
GAM USA Inc.                       Inc., 1994 to present.  Assistant  Secretary,
135 East 57th Street               GAM Avalon Funds, 2000 to Present.
New York, NY  10022

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS; OWNERSHIP OF SECURITIES BY DIRECTORS

     Each Independent Director receives annual compensation from the Fund and the Master Fund, as the case may be, of $__ per year plus $__ (in the aggregate for the Fund and the Master Fund and certain other investment funds advised by the Advisor) for each meeting of the Board attended ($__ in the case of telephonic meetings). Members of the Audit Committee receive $___ per year plus $__ per meeting ($__ in the case of telephonic meetings). Each Director is reimbursed by the Fund and the Master Fund for travel expenses incurred in connection with attendance at Board and committee meetings. The officers and interested Directors of the Fund and the Master Fund do not receive any compensation from the Fund or the Master Fund.

     The name, position(s) and information related to the expected compensation of each of the Directors in the fiscal year ended March 31, 2005 are as follows.


                                                 COMPENSATION TABLE
                                                                                                 Total Compensation
                                Aggregate                                                        from the Fund, the
                            Compensation from    Pension or Retirement     Estimated Annual      Master Fund and the
    Name of Person,       each of the Fund and    Benefits Accrued as        Benefits upon        Fund Complex Paid
 Position with the Fund      the Master Fund     Part of Fund Expenses        Retirement              to Directors
---------------------------------------------------------------------------------------------------------------------
Burkhard Poschadel                     $0                 N/A                     N/A               $0
Director & President
George W. Landau                   $3,400                 N/A                     N/A               $43,000 from
Director                                                                                            12 investment
                                                                                                    companies
Robert J. McGuire                  $3,400                 N/A                     N/A               $43,000 from
Director                                                                                            12 investment
                                                                                                    companies
Roland Weiser                      $3,400                 N/A                     N/A               $43,000 from
Director                                                                                            12 investment
                                                                                                    companies


--------------------------------------------------------------------------------

     Set forth below are the aggregate holdings of the Directors in the Fund or in registered investment companies overseen by any Director that are within the same family of investment companies as the Fund as of December 31, 2004. There are no such holdings by Directors in the Master Fund.

                                                                         Aggregate Dollar Range of Equity Securities
                                                                            in All Registered Investment Companies
                                       Dollar Range of Equity                 Overseen by Director in Family of
      Name of Director             Securities in the Registrant(1)                   Investment Companies
      ----------------             ----------------------------          ---------------------------------------------
Burkhard Poschadel                                0                                           0
George W. Landau                                  0                                           0
Robert J. McGuire                                 0                                           0
Roland Weiser                                     0                                     over $100,000

     (1) Officers and directors of the Fund do not hold any Units in the Fund or any interests in the Advisor or the Distributor as of December 31, 2004.

     Mr. Weiser has a managed account with GAM USA on which he paid fees to the Advisor in an amount less than $10,000 in 2004.

--------------------------------------------------------------------------------
                                   THE ADVISOR
--------------------------------------------------------------------------------

     The Advisor, with the assistance of the Investment Consultant, selects the Portfolio Managers and allocates the assets of the Fund and the Master Fund among them. The Advisor evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the investment objective of the Fund and the Master Fund and whether its investment performance is satisfactory. The Advisor may reallocate assets of the Fund and the Master Fund among the Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject to the condition that selection of a new Sub-Advisor requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund and the Master Fund receives an exemption from certain provisions of the 1940 Act. The Advisor performs its duties subject to any policies established by the Directors. The Advisor, which was formed as a Delaware corporation on October 25, 1989, is an indirect, wholly-owned subsidiary of UBS AG, a publicly-owned Swiss banking corporation, and is registered as an investment advisor under the Advisers Act.

     The offices of the Advisor are located at 135 East 57th Street, New York, New York 10022, and its telephone number is (212) 407-4600. As of December 31, 2004, no person was known by the Fund to own, of record or beneficially, 5% or more of the outstanding Units. The Advisor or its designee maintains the accounts, books and other documents of the Fund and the Master Fund required to be maintained under the 1940 Act at 135 East 57th Street, New York, New York 10022 or such other location as may be designated by the Fund.

     David Smith, Chief Investment Director of the Investment Consultant, is the head of the GAM Multi-Manager team and responsible for GAM's Global and European Multi-Manager

--------------------------------------------------------------------------------
investments, and is the portfolio manager for the investments of the Master Fund. Prior to joining GAM in April 1998, he was Head of Investment Research and Management at Buck Consultants. Mr. Smith joined Buck in 1992 from the actuarial investment consultancy division of a leading firm of consultants. Mr. Smith received a BA (Hons) in Economics and has associate qualifications from IIMR and The Securities Institute.

     Mr. Smith manages the following registered investment companies:

          The Fund and the Master Fund
          GAM Avalon Galahad, LLC
          GAM Avalon Lancelot, LLC
          GAM Avalon Multi-Strategy (TEI), LLC

     At March 31, 2005, Mr. Smith did not manage any registered investment companies other than those set forth above.

     COMPENSATION. Mr. Smith receives a base salary, an incentive bonus opportunity and a benefits package. Portfolio manager compensation is reviewed and may be modified each year to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote Fund performance. Mr. Smith did not have direct or beneficial ownership of any investment in the Fund at February 28, 2005.

     Mr. Smith's compensation consists of the following:

     BASE SALARY. Mr. Smith is paid a base salary. In setting the base salary, the Investment Consultant's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     ANNUAL BONUS. Mr. Smith is eligible to receive an annual cash bonus, which is determined based on a combination of a discretionary payment as well as an incentive pool. The incentive pool is calculated using a formula based on gross investment fees received on all portfolios under his management.

     DEFERRED COMPENSATION. Mr. Smith participates in a deferred compensation plan, which affords the tax benefits of deferring the receipt of a portion of cash compensation.

OTHER MANAGED ACCOUNTS (AT MARCH 31, 2005)

                                                                                            Total Assets in Accounts
                                                                Number of Accounts Where      Where Advisory Fee is
                           Number of       Total Assets in      Advisory Fee is Based on        Based on Account
      David Smith          Accounts           Accounts            Account Performance              Performance
      -----------          --------           --------            -------------------              -----------
Registered Investment          5           $[221,447,000]                  0                            0
Companies
Other Pooled                  29          $[15,177,243,000]                0                            0
Investment Vehicles
Other Accounts                 0                  0                        0                            0

--------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

     o The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

     o If the portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, the Master Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

     o The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     o The Portfolio Manager may be subject to all of the potential conflicts of interest discussed under "Conflicts of Interest--Allocation of Investment Opportunities."

     The Advisor and the Master Fund have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

     The authority of the Advisor to serve or act as investment advisor, and be responsible for the day-to-day management of the Fund and the Master Fund, and payment of the Management Fee to the Advisor, as set forth in the Limited Liability Company Agreement of the Fund, and the arrangements for the services of the Investment Consultant, were approved by the Directors of the Fund, including each Independent Director, and by the vote of Members on ____________, 2005. Such approval by the Directors of the Master Fund, including each Independent Director, and by vote of GAM Avalon Lancelot, LLC as sole holder of interests in the Master Fund, took place on ___________, 2005. Pursuant to the Limited Liability Company Agreement, the Advisor receives the Management Fee for its services. To date no fees have been paid by the Fund to the Advisor.

--------------------------------------------------------------------------------

     The authority of the Advisor to act as investment advisor and manage the affairs of the Fund and the Master Fund will terminate under the following circumstances:

     1. if revoked by (i) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or Master Fund or (ii) the Directors, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Advisor;

     2. at the election of the Advisor, with 60 days' prior written notice to the Directors of the Fund and/or the Master Fund;

     3. if any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (i) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or Master Fund or (ii) the Directors and, in either case, approval by a majority of the Independent Directors by vote cast at a meeting called for such purpose;

     4. to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Advisor, its provision of investment advisory services to the Fund or the Master Fund, the Limited Liability Company Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

     5.   if the  Advisor  ceases to be the  Advisor  of the Fund or the  Master
          Fund.

     The Advisor also may withdraw, or be removed by the Fund or the Master Fund, as Advisor. If the Advisor gives notice to the Fund and the Master Fund of its intention to withdraw, it will be required to remain as an Advisor for one year, or until such earlier date as a successor Advisor is approved by the Fund and the Master Fund, if, in the opinion of counsel to the Fund or the Master Fund, earlier withdrawal is likely to cause the Fund or the Master Fund to lose its partnership tax classification or as otherwise required by the 1940 Act. At the request of the Fund and the Master Fund, the Advisor will remain as an Advisor of the Fund or the Master Fund for a period of six months if the Fund and the Master Fund have terminated the authority of the Advisor to act as investment advisor and manage the affairs of the Fund and the Master Fund, unless a successor investment advisor to the Advisor is earlier approved by the Fund and the Master Fund. In addition, in the event that either the Fund or any such Feeder Fund fails to approve an amendment or change to the Limited Liability Company Agreement with the Advisor if the Master Fund has approved such amendment or change to such Limited Liability Company Agreement, the Fund or such Feeder Fund may be required to redeem its interest in the Master Fund.

--------------------------------------------------------------------------------
                            THE INVESTMENT CONSULTANT
--------------------------------------------------------------------------------

     GAM International Management Limited, a limited company organized under the laws of the United Kingdom, serves as the Investment Consultant to the Advisor in respect of the Fund and the Master Fund. The Investment Consultant assists the Advisor in identifying and

--------------------------------------------------------------------------------
performing due diligence on Portfolio Managers and Portfolio Funds, especially those located in Europe. The Advisor may also delegate to the Investment Consultant the authority to manage directly a portion of the assets of the Master Fund. The Investment Consultant is an affiliate of the Advisor and an indirect subsidiary of UBS AG, a publicly-owned Swiss bank corporation, and is registered as an investment advisor under the Advisers Act.

     The offices of the  Investment  Consultant  are  located at 12 St.  James's
Place,   London  SW1A  1NX,   United   Kingdom  and  its  telephone   number  is
011-44-20-7493-9990.

     The authority of the Investment Consultant to act as sub-advisor to the Advisor was initially approved by the Directors of the Fund and the Master Fund, including each Independent Director, and by vote of Members holding Units, and by the members of the Master Fund on ______________, 2005. The authority of the Investment Consultant to act as investment consultant to the Advisor will terminate under the following circumstances:

     1. if terminated by (i) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or Master Fund or
          (ii) the Directors, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Advisor and Investment Consultant;

     2. at the election of the Investment Consultant, with 60 days' prior written notice to the Directors of the Fund and the Master Fund;

     3. if any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (i) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or Master Fund or (ii) the Directors and, in either case, approval by a majority of the Independent Directors by vote cast at a meeting called for such purpose;

     4. to the extent required by the 1940 Act, upon the occurrence of any event constituting an "assignment" of the investment advisory agreement between the Advisor and the Fund or the Master Fund within the meaning of the 1940 Act; or

     5. if the Advisor ceases to be the Advisor of the Fund or the Master Fund or to provide investment advisory services to the Fund or the Master Fund.

VOTING

     Each Member of the Fund has the right to cast a number of votes based on the value of such Member's capital account at any meeting of Members called by the Directors or Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Advisor to act as investment advisor and manage the affairs of the Fund, and approval of the Fund's auditors. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the business of the Fund or the Master Fund, and may not act for or bind the Fund or the Master Fund. The Fund will be the sole Managing Member of the Offshore Fund and will control the Offshore Fund. However,

--------------------------------------------------------------------------------
the Master Fund will initially be controlled by GAM Avalon Lancelot, LLC a separate Feeder Fund controlled by and under common control with the Advisor.

--------------------------------------------------------------------------------
                              CONFLICTS OF INTEREST
--------------------------------------------------------------------------------

THE ADVISOR

     The Advisor and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "GAM CLIENTS"). None of the Fund, the Offshore Fund or the Master Fund have any interest in these activities. In addition, the Advisor, its affiliates, and any of their respective officers, directors or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles. The Fund and the Master Fund will have no interest in these investments.

     The Advisor or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular GAM Client or for itself or its officers, directors, partners, members or employees, but not for the Fund or the Master Fund.

     Situations may arise in which the Advisor, its affiliates or GAM Clients have made investments that would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund.

     The investment activities of the Advisor, its affiliates and any of their respective officers, directors or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the ability of the Fund or the Master Fund to invest in an investment vehicle.

     The officers or employees of the Advisor are engaged in substantial activities other than on behalf of the Advisor and may have conflicts of interest in allocating their time and activity between the Advisor and GAM Clients. The Advisor and its officers and employees will devote so much of their time to the affairs of the Advisor as in their judgment is necessary and appropriate.

     GAM Services Inc. (the "DISTRIBUTOR") acts as the Distributor for the Fund, and bears its own costs associated with its activities as distributor. The Advisor and the Distributor intend to compensate securities dealers and other industry professionals acting as Selling Agents for the Fund for their ongoing servicing of clients with whom they have placed Units. Such compensation is based upon a formula that takes into account the amount of client assets being serviced.

     Affiliates of the Advisor, including, among others, UBS AG, UBS Securities, LLC, UBS Financial Services, Inc. and JC Bradford & Co., LLC, may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or their affiliates, including the Portfolio Funds.

--------------------------------------------------------------------------------

     The Advisor, its affiliates or GAM Clients may have an interest in an account managed by, or enter into relationships with, a Portfolio Manager or its affiliates on terms different than an interest in the Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Advisor may provide from time to time to one or more other managed accounts or to the Fund or the Master Fund.

ALLOCATION OF INVESTMENT OPPORTUNITIES

     The Advisor expects to employ an investment program for the Master Fund that is substantially similar to the investment program employed by it for certain other accounts managed by the Advisor ("Advisor Accounts"), including private investment partnerships that have an investment program that is substantially the same as the Master Fund's investment program. As a general matter, the Advisor will consider participation by the Master Fund in all appropriate investment opportunities (including, without limitation, investments in Portfolio Funds) that are under consideration for those other Advisor Accounts. There may be circumstances, however, under which the Advisor will cause one or more Advisor Accounts to commit a larger percentage of their respective assets to an investment opportunity than the percentage of assets to which the Advisor will commit the Master Fund. There also may be circumstances under which the Advisor will consider participation by the Advisor Accounts in investment opportunities in which the Advisor does not intend to invest on behalf of the Master Fund, or vice versa.

     The Advisor will evaluate for the Master Fund and for each Advisor Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or the Advisor Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (I.E., size of obtainable position); (iv) the transaction costs involved; (v) the tax consequences of a particular investment opportunity; and (vi) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Advisor Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Advisor Accounts may differ from time to time. In addition, the fees and expenses of the Fund and the Master Fund may differ from those of the Advisor Accounts. Accordingly, the future performance of Fund and the Advisor Accounts may vary.

     When the Advisor  determines  that it would be  appropriate  for the Master
Fund and one or more Advisor Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Advisor believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Advisor Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and the Advisor will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

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

     Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Advisor for the Advisor Accounts. Such situations may be based on, among other things, the following:
(i) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Master Fund and the Advisor Accounts, thereby limiting the size of the Master Fund's position or the availability of the investment opportunity; (ii) the difficulty of liquidating an investment for the Master Fund and the Advisor Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may, under certain circumstances, be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Advisor Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

     Each Portfolio Manager and its principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts, including, without limitations, investments in Portfolio Funds, and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund, the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Fund, the Master Fund or a Portfolio Fund.

     Except in accordance with applicable law, no Sub-Advisor is permitted to buy securities or other property from, or sell securities or other property to, the Fund, the Offshore Fund, the Master Fund or a Portfolio Fund managed by the Sub-Advisor. Similar restrictions may not apply to Portfolio Funds which are not managed by Sub-Advisors. Future investment activities of the Portfolio Managers and their affiliates, principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

CODE OF ETHICS

     The Advisor has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 of the U.S. Investment Advisers Act of 1940.

     The Code of Ethics adopted by the Advisor applies to it and certain of its affiliates, and has been adopted by the Fund, Master Fund, Investment Consultant and Distributor. All employees of the Investment Consultant and the Advisor are prohibited from recommending securities transactions by the Fund without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under the Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Advisor, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are also prohibited from participating in initial public offerings or private placements which present conflicts of interest with the Fund and engaging in any securities transaction for their own benefit or the benefit of others, including the Fund, while in possession of material, non-public information concerning such securities.

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

All portfolio managers and investment related staff of the Investment Consultant and the Advisor are required to notify their local compliance officer in advance of any personal dealings in securities that they intend to carry out and are not permitted to deal personally in securities within seven working days (either in advance or retrospectively) of carrying out any transaction in the same security on behalf of the Fund(s) they manage.

     A copy of the Code of Ethics of each of the Fund, Master Fund, Advisor, Investment Consultant and Distributor can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Code of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

BROKERAGE ALLOCATION

     The Master Fund anticipates that many of its transactions will be effected directly with Portfolio Funds and that such transactions ordinarily will not be subject to brokerage commissions. In some instances, however, the Master Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Portfolio Funds or parties acting on behalf of or at the direction of Portfolio Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Fund.

     Each Portfolio Manager has complete discretion to select the brokers for the execution of its portfolio investment transactions. In selecting brokers, Portfolio Managers may consider a wide range of factors, including seeking to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm. A Portfolio Manager will not necessarily pay the lowest commission available on each transaction.

     A Portfolio Manager may place brokerage business with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts as well as other services. The information and services received by the Portfolio Manager from brokers will be used in connection with the management of all accounts managed by each Portfolio Manager, and will not be used for the exclusive benefit of the Fund, the Master Fund or a Portfolio Fund.

     Each Portfolio Manager may execute portfolio brokerage transactions through its affiliates, affiliates of the Advisor, and one or more placement agents or their affiliates, in each case subject to compliance with the 1940 Act. The Advisor is an indirect wholly-owned subsidiary of UBS AG. Among UBS AG's direct and indirect affiliates and related persons are various broker-dealers that include subsidiaries in the United States, including, among others,

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

UBS Securities LLC, UBS Financial Services Inc. and JC Bradford & Co., LLC, which are investment banks and broker-dealers, and UBS Warburg Futures Inc., a futures commission merchant and broker-dealer. Among UBS AG's direct and indirect affiliates and related persons are various foreign broker-dealers including UBS AG London.

     The Master Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Master Fund may be conducted through affiliates of the Advisor. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Portfolio Funds may also conduct brokerage transactions through affiliates of the Advisor. Transactions for the Master Fund will not be effected on a principal basis with the Advisor, any of its affiliates, or other affiliates of the Fund or the Master Fund (unless, and in the manner, permitted under the 1940
Act). However, such entities may effect brokerage transactions for the Master Fund. These transactions would be effected in accordance with procedures adopted by the Master Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Master Fund in connection with the sale of securities to or by the Master Fund, the Advisor or their affiliates may receive compensation not exceeding: (i) the usual and customary broker's commission for transactions effected on a national securities exchange;
(ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Portfolio Funds with the Advisor or any of its affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.

     The Master Fund (and the Fund, as an indirect investor in the Master Fund) will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Master Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While the Advisor will generally seek reasonably competitive spreads or commissions, the Master Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Master Fund. In assessing the best overall terms available for any transaction, the Advisor will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid will be evaluated by the Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

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

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     Appendix B contains performance information for GAM Avalon Lancelot, LLC, a predecessor of the Master Fund from inception on May 1, 2001 until December 31, 2004, and composite performance information for all managed accounts and funds managed by the Advisor and/or the Investment Consultant and their affiliates that have been managed in a substantially similar manner from June 30, 1996 to December 31, 2004. Investors should not assume that past performance of GAM Avalon Lancelot, LLC will be indicative of future performance of the Fund, or that the performance of the Fund and the Master Fund will be similar to those of the composites, as investments were made under different economic conditions and may include different Portfolio Funds and portfolio securities. Certain Portfolio Funds which contributed to the performance of the funds and managed accounts represented in the composites will not be available to the Master Fund, as certain Portfolio Funds are not available to U.S. investors, such as the Master Fund.

     The composite performance is not that of the predecessor of the Master Fund and should not be relied upon as an indication of the future performance of the Master Fund.

     Please refer to Appendix B for additional information relative to the limitations of the composite performance information.







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                                FEES AND EXPENSES
--------------------------------------------------------------------------------

     The Advisor provides certain management and administrative services to the Fund, the Offshore Fund and the Master Fund, including, among other things, providing office space and other support services to the Fund, the Offshore Fund and the Master Fund. In consideration for the services of the Advisor to the Fund, the Offshore Fund and the Master Fund, the Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the Fund's net assets (the "MANAGEMENT FEE"). Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units. The Management Fee is computed based on the net assets of the Fund as of the end of business on the last business day of each month, and is due and payable in arrears within five business days after the end of the month. The Management Fee is charged in each fiscal period to the capital accounts of all Members in proportion to their capital accounts at the beginning of such fiscal period. The fees of the Advisor as Advisor to the Master Fund are included in the fees payable by the Fund.

     In addition to the basic Management Fee paid by the Fund to the Advisor, each investor will also be required to enter into a supplemental agreement with the Advisor pursuant to which the investor will agree to pay an additional management fee and incentive fee to the Advisor. The additional management fee, which will be payable monthly, will equal a percentage of the net asset value of the Investor's interest in the Fund, and the additional incentive fee, payable annually after the end of each fiscal year, shall equal a percentage of any net increase in the total net asset value of the investor's interest in the Fund during the year. The relevant percentages shall be based upon one of the following options selected by each investor:

                                  Management Fee              Incentive Fee
                                  --------------              -------------
  Option 1                             0%                         15%
  Option 2                           0.25%                        10%
  Option 3                           0.50%                         5%
  Option 4            0.75% on the first $20 million;
                      0.60% on the next $30 million;
                    0.50% on the next $50 million; and
                            0.40% on the balance.

     The Advisor, and not the Fund or the Master Fund, is responsible for the fees of the Investment Consultant. A portion of the Management Fee may be paid to Selling Agents assisting in the sale of Units.

     The Administrator performs certain administrative, accounting and investor services for the Fund, the Master Fund and Portfolio Funds managed by Sub-Advisors, if any. In consideration for these services, the Fund pays the Administrator, subject to a minimum monthly fee, an annual fee of 0.075% of the Fund's first $250 million of average net assets, 0.055% of the Fund's next $250 million of average net assets and 0.035% of the value of such net assets in

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

excess of $500 million. The Fund and the Master Fund also reimburse the Administrator for out-of-pocket expenses.

     PFPC Trust Company (the "CUSTODIAN") serves as the custodian for the Fund's assets and is compensated for those services at an annual rate of 0.01% of the Fund's average net assets subject to a minimum monthly fee.

     The Fund, the Offshore Fund, the Master Fund, the Advisor and the Distributor will indemnify, to the extent permitted by law, each Selling Agent against any liability and expense to which it may be liable in connection with the offering of Units in the absence of the Selling Agent's willful misfeasance, bad faith or gross negligence.

     The Fund bears all expenses incurred in its business and the business of the Offshore Fund and a PRO RATA portion of the expenses of the Master Fund, to the extent of the Fund's interest in the Master Fund, other than those specifically required to be borne by the Advisor. Expenses to be borne by the Fund include, but are not limited to, the following:

     o all costs and expenses directly related to portfolio transactions and positions for the account of the Fund, the Offshore Fund and the Master Fund, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

     o all costs and expenses associated with the organization and registration of the Fund, the Offshore Fund and the Master Fund, certain offering costs and the costs of compliance with any applicable U.S. Federal or state laws or the laws of the Cayman Islands;

     o all costs and expenses associated with the organization of Portfolio Funds managed by Sub-Advisors, if any, and with the selection of Portfolio Managers, including due diligence and travel-related expenses;

     o the costs and expenses of holding any meetings of any Members that are regularly scheduled, permitted or required to be held under the terms of the Limited Liability Company Agreement of the Fund, the Offshore Fund and the Master Fund, the 1940 Act or other applicable law;

     o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, the Offshore Fund and the Master Fund;

     o the fees of custodians and other persons providing administrative services to the Fund, the Offshore Fund and the Master Fund;

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

     o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Offshore Fund and the Master Fund, the Advisor or the Directors;

     o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     o all expenses of computing the net asset value of the Fund, the Offshore Fund and the Master Fund, including any equipment or services obtained for the purpose of valuing the investment portfolio;

     o all charges for equipment or services used for communications between the Fund, the Offshore Fund, the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund; and

     o such other types of expenses as may be approved from time to time by the Directors or Members of the Fund, the Offshore Fund or the Master Fund other than those required to be borne by the Advisor.

     The Advisor is reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund and the Master Fund.

     The initial public offering expenses of the Fund are estimated at $________. The Fund also bears certain on-going offering costs associated with any periodic offers of Units. Organizational costs incurred to establish the Fund, the Offshore Fund and the Master Fund are expensed as incurred for financial reporting purposes. Offering costs are amortized over the next 12 months of operations of the Fund, the Offshore Fund and the Master Fund. Offering costs cannot be deducted for tax purposes by the Fund, the Offshore Fund or the Master Fund or its Members.

     Each Portfolio Fund bears all expenses incurred in its business, which are similar to those expenses incurred by the Fund. The Portfolio Managers generally charge an asset-based fee to, and receive performance-based fees or allocations from, the Portfolio Funds, which effectively reduce total distributions from the Portfolio Funds to the Master Fund.

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                        CAPITAL ACCOUNTS AND ALLOCATIONS
--------------------------------------------------------------------------------

CAPITAL ACCOUNTS

     The Fund maintains a separate capital account for each Member, which has an opening balance equal to such Member's initial contribution to the capital of the Fund. Each Member's capital account is increased by the sum of the amount of cash and, in the sole discretion of the Advisor, the value of any securities constituting additional contributions by such Member to the capital of the Fund, plus any amounts credited to such Member's capital account as described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Units of such Member, plus the amount of any distributions to

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

such Member which are not reinvested, plus any amounts debited against such Member's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Member below zero, that portion of any such debit is instead allocated to the capital account of the Advisor; any subsequent credits that would otherwise be allocable to the capital account of any such Member are instead allocated to the capital account of the Advisor in such amounts as are necessary to offset all previous debits attributable to such Member.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (i) the last day of the fiscal year of the Fund, (ii) the day preceding the date as of which a contribution to the capital of the Fund is made, (iii) the day as of which the Fund repurchases any Unit of any Member, or (iv) the day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective fund percentages. A fund percentage is determined for each Member as of the start of each fiscal period by dividing the balance of such Member's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Members as of such date.

ALLOCATION OF NET PROFITS AND NET LOSSES

     Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members of the Fund as of the last day of each fiscal period in accordance with Members' respective Fund percentages for such fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Units.

     Allocations for U.S. Federal income tax purposes generally are made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.

ALLOCATION OF WITHHOLDING TAXES

     Withholding taxes or other tax obligations incurred by the Fund, the Offshore Fund or the Master Fund which are attributable to any Member are debited against the capital account of such Member as of the close of the fiscal period during which the Fund, the Offshore Fund or the Master Fund paid such obligation, and any amounts then or thereafter distributable to such Member are reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Member is required to pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess.

NET ASSET VALUATION

     The net asset value of the Fund and of the Units are determined by or at the direction of the Directors of the Fund as of the close of business at the end of any fiscal period in accordance with U.S. generally accepted accounting principles and the valuation principles set forth below

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

or as may be determined from time to time pursuant to policies established by the Directors. The net asset value of the Fund equals the value of the assets of the Fund (including the Fund's proportionate share of the assets held by the Offshore Fund and the Master Fund), less all associated liabilities, including accrued fees and expenses. The net asset value per Unit of the Fund equals the net asset value of the Fund divided by the number of outstanding Units. The net asset value of the Offshore Fund and the Master Fund is determined at the same time and in the same manner by or at the direction of the Directors.

     The Directors have approved procedures pursuant to which the Fund, the Offshore Fund and the Master Fund will value the Master Fund's investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will ordinarily represent the amount that the Master Fund could reasonably expect to receive from a Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund, the Offshore Fund and the Master Fund believes to be reliable. In the event that a Portfolio Fund does not report a month-end value to the Master Fund on a timely basis, the Fund and the Master Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Although the Fund and the Master Fund will from time to time use values reported by Portfolio Managers as "estimated" or "final," the Fund, the Offshore Fund and the Master Fund will not use any "estimated" or "final" value if it believes that such value does not reasonably reflect market values of underlying securities for which market quotations are available or fair value of other underlying securities as of the relevant valuation date.

     Prior to investing in any Portfolio Fund, the Advisor will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Advisor reasonably believes to be consistent with those used by the Fund, the Offshore Fund and the Master Fund for valuing their own investments. Although the procedures approved by the Directors provide that the Advisor will review the valuations provided by the Portfolio Managers, neither the Advisor nor the Directors will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

     The valuation procedures of the Fund, the Offshore Fund and the Master Fund require the Advisor to consider all relevant information available at the time the Fund, the Offshore Fund and the Master Fund value their portfolios. The Advisor and/or the Directors will consider all such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders which represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Directors, in

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the  absence of  specific  transaction  activity in  interests  in a  particular
Portfolio Fund, the Fund, the Offshore Fund and the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund, the Offshore Fund and the Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, such as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Fund, the Offshore Fund and the Master Fund may determine that it was appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Directors.

     The valuations reported by the Portfolio Managers, upon which the Fund calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the Portfolio Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, the Offshore Fund and the Master Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund's net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Members may be affected in a similar way.

     The procedures approved by the Directors provide that, where deemed appropriate by the Advisor and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund or the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the investment will be revalued in a manner that the Advisor, in accordance with procedures approved by the Directors, determines in good faith best reflects approximate market value. The Directors of the Fund and the Master Fund will be responsible for ensuring that the valuation policies utilized by the Advisor are fair to the Fund, the Offshore Fund and the Master Fund and consistent with applicable regulatory guidelines.

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     To the extent  Sub-Advisors are engaged to manage the assets of the Fund or the Master Fund, or in the event the Fund or the Master Fund were, for any reason, to invest in securities or other instruments directly, the Fund, the Offshore Fund and the Master Fund will generally value the portfolio securities held by the Portfolio Funds managed by the Sub-Advisors, or such other securities or instruments, as described below:

     Domestic exchange traded securities and securities included in The Nasdaq National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Directors.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Advisor and/or the Directors will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

     Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund, the Offshore Fund and the Master Fund is determined. When such events materially affect the values of securities held by the Fund, the Offshore Fund and the Master Fund or their liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

     Prospective   investors   should  be  aware   that   situations   involving
uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the

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judgments  of  the  Directors  or  Portfolio  Managers   regarding   appropriate
valuations should prove incorrect. Also, Portfolio Managers may only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it may not be possible to determine the net asset value of the Fund, the Offshore Fund and the Master Fund more frequently.

LEGAL PROCEEDINGS

     There is no material litigation to which the Fund, the Advisor or the Distributor is a party other than routine litigation arising in the ordinary course of business which the Fund believes would not have any material adverse affect on the business or operations of the Fund, the Offshore Fund or the Master Fund.











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--------------------------------------------------------------------------------
                             SUBSCRIPTION FOR UNITS
--------------------------------------------------------------------------------

SUBSCRIPTION TERMS

     Both initial and additional subscriptions for Units in the Fund may be accepted from Eligible Investors (as described below) at such times as the Board may determine on the terms set forth below. Subscriptions for Units may be submitted to the Distributor. The Fund may, in the discretion of the Board, suspend the offering of Units at any time or permit subscriptions on a more frequent basis. The Fund reserves the right to reject any subscription for Units.

     Each Unit represents a capital commitment in an amount equal to the net asset value per Unit. Generally, the minimum required initial contribution to the capital of the Fund from each investor is $5,000,000. The minimum required subsequent capital contribution is $50,000. For employees or directors of the Advisor and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, other investors, the minimum required initial contribution to the capital of the Fund is $25,000. The Fund may vary the investment minimums from time to time.

     The following table shows the amount of Units outstanding, at March 31, 2005.

     (1)                 (2)                    (3)                   (4)
                                         Amount Held by      Amount Outstanding
                                       Registrant or for     Exclusive of Amount
Title of Class     Amount Authorized      its Account          Shown Under (3)
--------------     -----------------   ------------------    -------------------

Limited Liability       Unlimited             None                  None
Company Interests

     The maximum size of the Fund is not limited.

     Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash, and all contributions must be transmitted, through the Distributor or a Selling Agent or directly to the Fund, by such time and in such manner as is specified in the subscription documents of the Fund. Initial and additional contributions to the capital of the Fund will be payable in one installment and will be due prior to the proposed acceptance of the contribution. During the continuous offering after the initial closing, all initial and additional contributions to the Fund must be received and cleared prior to the subscription date, generally the first business day of the following month. Generally, Selling Agents will wire monies to the Distributor or its authorized agent on the last business day of the month. In order to subscribe, investors must have the requisite amount of funds available in their accounts with their respective Selling Agent on the last business day of the month. If an investor's funds are not so available, the investor's subscription for Units will not be accepted for the current subscription date.

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

     Each new Member will be obligated to agree to be bound by all of the terms of the Limited Liability Company Agreement.

     The Fund reserves the right to request such additional information to confirm the identity of each Member as may be required to ensure the Fund's compliance with applicable anti-money laundering laws, regulations and orders in effect from time to time. The Fund or the Advisor may be required to release or share information provided by a Member or about a Member to relevant regulatory or police authorities.

ELIGIBLE INVESTORS

     Each prospective investor will be required to represent that he, she, or it is acquiring Units directly or indirectly for the account of an "ELIGIBLE INVESTOR." An Eligible Investor includes (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) charitable remainder unitrusts and charitable remainder annuity trusts as described in Section 664 of the Code; (6) individual retirement accounts ("IRAS") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and
(7) state colleges and universities ((1) through (7) collectively, "ELIGIBLE INVESTORS"). Eligible Investors also must meet certain additional criteria set forth below.

     Each Eligible Investor will also be required to certify that such Eligible Investor, as well as each of the investor's equity owners under certain circumstances, (i) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of the Advisor and its affiliates, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "QUALIFIED PURCHASER"). Existing Members who subscribe for additional Units and transferees of Units may be required to represent that they meet the foregoing eligibility criteria at the time of the additional subscription. The Fund does not accept subscriptions from or for the benefit of charitable remainder trusts. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

SUBSCRIPTION PROCEDURE

     Prospective investors may subscribe for Units by completing, executing and delivering to the Distributor, c/o ATTN: Institutional Investor Services, 135 East 57th Street, New York, New York 10022, Facsimile: (212) 407-[____], the following:

     1.   The  Subscription   Agreement,   by  which  the  prospective  investor
          subscribes to purchase Units;

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     2.   The Member  signature page (in the form contained in the  Subscription
          Agreement) by which the prospective investor will execute and agree to be bound by the terms of the Limited Liability Company Agreement; and

     3. Payment of the subscription amount (1) through their account at the Distributor or (2) by check or wire transfer payable to the account of and in the name of the Fund. PLEASE SEE THE SUBSCRIPTION AGREEMENT FOR DETAILS REGARDING WIRE INSTRUCTIONS AND CHECK WRITING INSTRUCTIONS.

     No initial subscription for Units will be accepted by the Board until a validly executed suitability form is on file with the Fund and the Fund is in receipt of cleared fu9nds. The Board reserves the right to reject any subscription in its absolute and sole discretion. Funds not received and cleared prior to the subscription date cannot be invested until the following subscription date.

--------------------------------------------------------------------------------
                       REPURCHASES AND TRANSFERS OF UNITS
--------------------------------------------------------------------------------

NO RIGHT OF REDEMPTION

     No Member or other person holding Units has the right to require the Fund to redeem a Unit. No liquid market exists for the Units, and none is expected to develop. The Units generally are not transferable. The Fund will not recognize any purported transfer of any Unit except in the limited circumstances described below. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

REPURCHASES OF UNITS

     The Directors of the Fund, from time to time and in their complete and exclusive discretion, may determine to cause the Fund to repurchase Units from Members, including the Advisor, pursuant to written tenders by Members on such terms and conditions as the Directors may determine. In determining whether the Fund should repurchase Units from Members pursuant to written tenders, the Directors will consider the recommendation of the Advisor. The Advisor expects that it will generally recommend to the Directors that the Fund offer to repurchase Units from Members two times each year, on the last day of June and December, but may recommend additional repurchases from time to time, although there can be no assurance it will do so. The Directors also will consider the following factors, among others, in making such determination:

     o    whether any Members have requested to tender Units to the Fund;

     o the liquidity of the assets of the Fund, the Offshore Fund and the Master Fund;

     o the investment plans and working capital requirements of the Fund, the Offshore Fund and the Master Fund;

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     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the condition of the securities markets; and

     o    the anticipated tax consequences of any proposed repurchases of Units.

     The Fund's assets consist primarily of its interest in the Offshore Fund and its indirect interest in the Master Fund. Therefore, in order to 9finance the repurchase of Fund Units pursuant to the repurchase offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Offshore Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest in the Offshore Fund and the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Units unless the Master Fund simultaneously conducts a repurchase offer for Master Fund interests. The Master Fund's Board expects that the Master Fund will conduct repurchase offers on a semi-annual basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there can be no assurance that the Master Fund's Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations under any such repurchase offer.

     The Directors will determine that the Fund repurchase Units from Members pursuant to written tenders only on terms they determine to be fair to the Fund and to all Members or persons holding Units acquired from Members. When the Directors determine that the Fund will repurchase Units, notice will be provided to each Member of the Fund describing the terms of the offer, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Such notice will be provided to Members of the Fund not less than 20 business days prior to the date on which Members must accept such offer (the "expiration date"). Members wishing to accept such offer will be required to accept such offer not less than 30 days prior to the date of such repurchase (the "REPURCHASE DATE"). Thus, it is expected that the Fund will provide notice of such offer to Members approximately 60 days prior to the repurchase date. After the expiration date, Members can neither tender nor withdraw a tender. The net asset value of the Fund and the Master Fund will be determined as of the repurchase date.

     The Limited Liability Company Agreement provides that the Fund shall be d9issolved if the Units of any Member that has submitted a written request to tender all of the Units held by such Member for repurchase by the Fund has not been repurchased within a period of two years of such request.

     Repurchases of Units from Members by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value, and will be effective after receipt by the Fund of all eligible written tenders of Units from Members. The amount due to

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

any Member whose Units are repurchased will be equal to the value of the Member's capital account or portion thereof based on the net asset value of the Fund's assets as of the repurchase date, after giving effect to all allocations to be made to the Member's capital account as of such date. Payment of the purchase price pursuant to a tender of Units will consist of, first, cash and/or securities traded on an established securities exchange (the "CASH PAYMENT"), valued at net asset value in accordance with the Limited Liability Company Agreement and distributed to tendering Members on a PRO RATA basis, in an aggregate amount equal to at least 90% of the estimated unaudited net asset value of the Units tendered, determined as of the repurchase date. Payment of the Cash Payment will be made within five business days after the repurchase date. Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest, is not transferable and entitles the holder thereof to a contingent payment equal to the difference of (a) the net asset value of the Units tendered over (b) the cash payment. The promissory note will also be delivered to the tendering Member promptly after the repurchase date, will be payable in cash, and will generally be payable within 30 days after the repurchase date (but may be delayed longer, although in no event shall such note be payable later than immediately following the conclusion of the Fund's annual audit). Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Repurchase Date.

     The repurchase of Units by the Fund is subject to regulatory requirements imposed by the SEC. The Fund believes that the repurchase procedures described above comply with such requirements; however, in the event that modification of these procedures is required, the Board of Directors of the Fund will adopt revised repurchase procedures as necessary in order to ensure the Fund's compliance with applicable regulations.

     The Fund does not impose any charges on a repurchase of Units, although it may allocate to tendering Members withdrawal or similar charges indirectly imposed through the Master Fund by Portfolio Funds that are not advised by a Sub-Advisor if the Board determined to withdraw from the Portfolio Fund as a result of a tender and such a charge was imposed on the Master Fund.

     The Master Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes payable to former Members. Payment for repurchased Units may require the Master Fund or the Offshore Fund to liquidate portfolio holdings earlier than the Master Fund otherwise would liquidate such holdings, potentially resulting in losses, and may increase the portfolio turnover of the Master Fund. The Boards of the Fund and the Master Fund intend to take measures to attempt to avoid or minimize such potential losses and turnover.

     The Fund may repurchase Units of a Member or any person acquiring Units from or through a Member if:

     o such Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

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

     o ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Unit under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Advisor, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund for the Fund to repurchase such an interest.

TRANSFERS OF UNITS

     No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its absolute and sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its absolute and sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Fund shall consult with counsel to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Board of any proposed transfer must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of the Advisor and its affiliates, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a Qualified Purchaser, and must be accompanied by a properly completed subscription agreement. In addition to the foregoing, no Member will be permitted to transfer any Units unless after such transfer the balance of the capital account of the transferee, and any Member transferring less than its entire number of Units, is at least equal to the amount of the Member's initial capital contribution.

     Any transferee meeting the eligibility requirements that acquires Units by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Limited Liability Company

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

Agreement, but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the Limited Liability Company Agreement. If a Member transfers Units with the approval of the Board, under the policies established by the Directors, the Board will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its Units.

     By subscribing for Units, each Member has agreed to indemnify and hold harmless the Fund, its Directors, the Offshore Fund, the Advisor, each other Member of the Fund, the Distributor, the Master Fund, its Directors and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

     The Advisor may not transfer its interest as an Advisor, except to a person who has agreed to be bound by all of the terms of the Limited Liability Company Agreement and pursuant to applicable law.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

GENERAL

     The Distributor acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of a Distributor's Agreement entered into with the Fund. Units may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 135 East 57th Street, New York, New York 10022. The Distributor is an affiliate of the Advisor.

     Units are being offered in an initial offering. The Fund expects to deliver Units purchased in the initial offering on or about _______________, 2005, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units. The Distributor does not intend to make a market in Units. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor and its affiliates and brokers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the 1933 Act.


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

--------------------------------------------------------------------------------
                                   TAX ASPECTS
--------------------------------------------------------------------------------

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for U.S. Federal income tax purposes and that certain income of the Fund allocable to tax-exempt Members should not constitute unrelated business taxable income ("UBTI").

     This summary of certain aspects of the U.S. Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "REGULATIONS") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire Units other than for cash or to investors that are not tax-exempt or tax-deferred Eligible Investors.

     EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Prospectus regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

CLASSIFICATION OF THE FUND AND THE MASTER FUND

     The Fund and the Master Fund have each received an opinion of Coudert Brothers LLP, counsel to the Fund and the Master Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain assumptions and representations of the Fund and the Master Fund, the Fund and the Master Fund will each be classified as a partnership for U.S. Federal income tax purposes and not as an association taxable as a corporation.

     Under the Code, certain "publicly traded partnerships" are generally treated as corporations for U.S. Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily

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

tradeable on a secondary market, or the substantial equivalent thereof. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test contained in the Regulations, and based upon the anticipated operations of the Fund, Units will not be readily tradeable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund should not be treated as a publicly traded partnership taxable as a corporation.

     Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Fund or the Master Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. Federal income tax purposes, as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund or the Master Fund would be subject to corporate income tax when recognized by the Fund or the Master Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the Fund's current or accumulated earnings and profits; and Members would not be entitled to report profits or losses realized by the Fund or the Master Fund.

     As a partnership for tax purposes, neither the Fund nor the Master Fund is itself subject to U.S. Federal income tax. Each Member will be subject to tax based upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to such Member (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Member's taxable year. Each item will have the same character to a Member, and will generally have the same source (either United States or foreign), as though the Member realized the item directly. Members must report these items regardless of the extent to which, or whether, the Members receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

CLASSIFICATION AND TAX TREATMENT OF THE OFFSHORE FUND

     The tax status of the Offshore Fund and its members under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that the Offshore Fund is owned, managed, and operated as contemplated, and on the assumption that shares of the Offshore Fund will be held by the Fund and that Units of the Fund will be held solely by tax-exempt investors.

     The Offshore Fund will be classified as an association taxable as a corporation for U.S. Federal income tax purposes.

     The Offshore Fund generally will not be subject to taxation by the United States on its share of the income or gain realized by the Master Fund from the Master Fund's stock, securities, commodities, or derivatives trading for a taxable year, provided that the Offshore Fund is not engaged or deemed to be engaged in a U.S. trade or business to which such income, gain, or loss of the Master Fund is treated as "effectively connected." The Offshore Fund intends to conduct its own affairs so that it will not be directly engaged in a U.S. trade or business, nor will it directly own any securities classified as a U.S. real property interest within the meaning of Section 897 of the Code. The Offshore Fund will, however, be treated as engaged in a U.S. trade or business if the Master Fund is so engaged.

     The Master Fund intends to conduct its affairs so that (i) it will not be deemed to be engaged in a trade or business in the U.S. and (ii) no stock or securities traded by the Master

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

Fund will be classified as a U.S. real property  interest  within the meaning of
Section 897 of the Code. Accordingly, an investment in the Master Fund should not, by itself, cause the Offshore Fund to be engaged in a U.S. trade or business for the foregoing purposes, so long as (a) the Master Fund is not considered a dealer in stock, securities, or commodities and does not regularly offer to enter into, assume, offset, assign, or otherwise terminate positions in derivatives with customers, (b) the U.S. business activities of the Master Fund consist solely of trading in stock, securities, commodities, and derivatives for its own account (and, in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated at such place), and (c) any entity treated as a partnership for U.S. Federal income tax purposes in which the Master Fund invests is not deemed to be engaged in a U.S. trade or business. The Offshore Fund will, however, have no control over whether the entities treated as partnerships for U.S. Federal income tax purposes in which the Master Fund invests are engaged or deemed to be engaged in a U.S. trade or business.

     In the event that the Master Fund were found to be engaged in a U.S. trade or business, the Offshore Fund would be required to file a U.S. Federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax would be imposed. In addition, in such event, the Master Fund would be required to withhold taxes from the income or gain allocable to the Offshore Fund under
Section 1446 of the Code.

     The only U.S. income tax that likely will be payable by the Offshore Fund on its income is the 30% withholding tax on its respective share of the Master Fund's U.S. source dividend income, U.S. source interest income (unless such interest income is either "portfolio interest" or received by the Master Fund on U.S. bank deposits, certificates of deposit, or discount obligations with maturities (from original issue) of 183 days or less), and any other U.S. source fixed or determinable annual or periodic gains, profits, or income. In general, "portfolio interest" is interest (other than certain contingent interest) on an obligation issued after July 18, 1984 that (i) if in bearer form, is issued under arrangements reasonably designed to ensure that such obligation will be sold only to non-U.S. persons, is payable only outside the United States, and bears a legend on its face that any U.S. person who holds such obligation is subject to certain limitations under the U.S. income tax laws or (ii) if in registered form, the U.S. person responsible for paying interest received a statement either from the beneficial owner of such obligation or from certain qualifying agents of the beneficial owner of such obligation that such owner is not a U.S. person. The Master Fund intends to provide such a statement as required by applicable law to such U.S. persons and will obtain from the Offshore Fund a statement documenting the Offshore Fund's foreign status on IRS Form W-8BEN or its equivalent. The Master Fund will not qualify for the portfolio interest exception with respect to a debt instrument issued by an entity if the Master Fund owns 10% or more of the voting stock or capital and profits interest of such issuer.

TAXATION OF FUND INVESTORS

     Eligible Investors that are tax-exempt entities, including Individual Retirement Accounts, 401(k) Plans, Keogh Plans or Employee Benefit Plans, as described below, may be required to make tax payments, including estimated tax payments, and file an income tax return for any

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

taxable year in which such tax-exempt entity is an investor in the Fund, and may be required to obtain a U.S. Federal Employer Identification Number for purposes of filing such return.

     Eligible Investors generally are exempt from U.S. Federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business, whether realized by the organization directly or indirectly through a partnership in which it is a partner, unrelated to the trade or business regularly carried on by a tax-exempt entity. Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers, whether realized by the organization directly or indirectly through a partnership in which it is a partner, are excluded from UBTI so long as such income is not derived from debt financed property.

     UBTI includes "unrelated debt-financed income," which generally consists of
(i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. To the extent that the Offshore Fund holds property that constitutes debt-financed property (E.G., purchases securities on margin or through other means of leverage) or property primarily for sale to customers ("dealer" property) or becomes actively involved in trading securities, income attributable to such property may constitute UBTI. However, such UBTI should not be attributable to shareholders because the Offshore Fund is classified as an association taxable as a corporation and UBTI generally will not pass through or be deemed to pass through to its U.S. tax-exempt shareholders.

     The Offshore Fund will be treated as a "controlled foreign corporation" ("CFC") under the Code because all of the Offshore Fund's shares will be owned by the Fund, which is a U.S. partnership. Under the rules governing CFCs, there are certain very limited circumstances in which UBTI realized by a CFC is attributable to shareholders. However, the Offshore Fund does not expect to generate UBTI of this type. The Fund has received an opinion of Coudert Brothers LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of the Fund allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI. The Fund has not sought a ruling from the IRS with respect to any of the tax issues affecting the Fund, but the Fund may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in the Fund would be UBTI.

     The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. In addition, the recognition of UBTI by certain other tax-exempt entities, such as charitable remainder trusts, may subject all of such entities' income (computed after certain deductions) to income taxation.

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

CERTAIN TAX-EXEMPT INVESTORS

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected return (including both income and capital appreciation), the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that Units are nonfunctionally related assets could conceivably cause cash flow problems for a prospective Member which is a private foundation.

     In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Units in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet this 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     QUALIFIED   RETIREMENT  PLANS.   Employee  benefit  plans  subject  to  the
provisions of ERISA, IRAs and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

     ENDOWMENT FUNDS. Portfolio Managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of U.S. Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

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

TAX ELECTIONS AND RETURNS; TAX AUDITS

     The Advisor decides how to report all Fund items of income, gain, loss or deduction on the Fund's tax returns, and makes all tax elections on behalf of the Fund. All Members are required under the Code to treat all Fund items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In the event the income tax return of the Fund is audited by the IRS, the tax treatment of the Fund's income and deductions generally is determined at the entity level in a single proceeding rather than by individual audits of the Members. The Advisor is designated as the "Tax Matters Partner" for the Fund, and has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. The Advisor also has the authority to bind Members to settlement agreements, and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

CAYMAN ISLANDS TAXATION

     There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. The Offshore Fund is an exempted company under Cayman Islands law and has made an application to the Governor-in-Cabinet of the Cayman Islands for, and expects to receive, an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) that will provide that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to the Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by the Offshore Fund to the Cayman Islands government, which will be calculated by reference to the nominal amount of its authorized capital.

STATE AND LOCAL TAXATION

     In addition to the U.S. Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from U.S. Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining the Member's reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident.

     It is the responsibility of each prospective investor to satisfy itself as to, among other things, the legal and tax consequences of an investment in the Fund under state law by obtaining advice from its own tax counsel or other advisor, and to file all appropriate tax returns that may be required.



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--------------------------------------------------------------------------------
                              ERISA CONSIDERATIONS
--------------------------------------------------------------------------------

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (an "ERISA PLAN" and "ERISA," respectively), and persons who are included in the definition of "plan" under Section 4975(e)(1) of the Code (together with ERISA Plans, "BENEFIT PLANS") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Taxation of Fund Investors" and "--Tax-Exempt Investors") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its fiduciary responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Advisor is not a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

     The Board will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objectives, policies and strategies, and that the decision to invest plan assets in the Fund was made by the fiduciaries of the Benefit Plan with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

--------------------------------------------------------------------------------

     Certain   prospective   Benefit  Plan  investors  may  currently   maintain
relationships with the Advisor or other entities which are affiliated with the Advisor. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of the Advisor and its affiliates, that such fiduciaries are duly authorized to make such investment decision, that they have not relied on any individualized advice or recommendation of the Advisor or its affiliates, as a primary basis for the decision to invest in the Fund, and that an investment in the Fund will not constitute a prohibited transaction.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

--------------------------------------------------------------------------------
                 SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT
--------------------------------------------------------------------------------

     The following is a summary description of additional items and of select provisions of the Limited Liability Company Agreement of the Fund which are not described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Limited Liability Company Agreement contained in Appendix A. The Limited Liability Company Agreement of the Master Fund is substantially similar to the Limited Liability Company Agreement of the Fund. The governing document of the Offshore Fund is its Memorandum of Association.

LIABILITY OF MEMBERS

     Pursuant to applicable Delaware law, Members generally are not personally liable for obligations of the Fund unless, in addition to the exercise of their rights and powers as Members, they participate in the control of the business of the Fund. Any such Member would be liable only to persons who transact business with the Fund reasonably believing, based on such Member's conduct, that the Member is a managing member. Under the terms of the Limited Liability Company Agreement, the Members do not have the right to take part in the control of the Fund, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Fund's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other

--------------------------------------------------------------------------------
jurisdictions. To the extent that the Fund is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Members.

     Under Delaware law and the Limited Liability Company Agreement, each Member may be liable up to the amount of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member may be obligated to make certain other payments provided for in the Limited Liability Company Agreement and to return to the Fund amounts wrongfully distributed to him.

DUTY OF CARE OF THE ADVISOR

     The Limited Liability Company Agreement provides that the Advisor shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Advisor's services as Advisor in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Advisor's office. The Limited Liability Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Advisor and the Distributor by the Fund, but not by the Members individually, against any liability and expense to which the Advisor and the Distributor may be liable as Advisor or Distributor, as the case may be, which arises in connection with the performance of its activities on behalf of the Fund. The Advisor will not be personally liable to any Member for the repayment of any positive balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the U.S. Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Limited Liability Company Agreement do not provide for indemnification of the Advisor or the Distributor for any liability, including liabilities under U.S. Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LIMITED LIABILITY COMPANY AGREEMENT

     The Limited Liability Company Agreement may be amended with the approval of
(i) the Directors, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Advisor, or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Members adversely affected thereby or unless each Member has received notice of such amendment and any Member objecting to such amendment has been allowed a reasonable opportunity to tender all of his or her Units for repurchase by the Fund. However, the Board may at any time, without the consent of the Members of the Fund, amend the Limited Liability Company Agreement to (i) restate the Limited Liability Company Agreement, (ii) effect compliance with any applicable law or regulation, or (iii) make such changes as may be necessary to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

--------------------------------------------------------------------------------

POWER OF ATTORNEY

     By subscribing for Units, each Member will appoint the Advisor and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Limited Liability Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted in the Limited Liability Company Agreement is a special power-of-attorney coupled with an interest in favor of the Advisor and each of the Directors and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a periodic repurchase or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

     The Fund will be dissolved:

     o upon the affirmative vote to dissolve the Fund by both (1) the Directors and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

     o    upon either of (1) an election by the Advisor to dissolve  the Fund or
          (2) the termination of the Advisor's status as an advisor of the Fund (other than as a result of a transfer as provided in the Limited Liability Company Agreement), unless (i) as to clause (2) above, there is at least one other advisor of the Fund who is authorized to and does carry on the business of the Fund, and (ii) as to either event both the Directors and Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members shall elect within 60 days after such event to continue the business of the Fund and a person to be admitted to the Fund, effective as of the date of such event, as an additional Advisor has agreed to make such contributions to the capital of the Fund as are required to be made in the Limited Liability Company Agreement;

     o upon the failure of Members to elect successor Directors at a meeting called by the Advisor when no Director remains; or

     o    as required by operation of law.

     Upon the occurrence of any event of dissolution with respect to the Fund, the Board, or a liquidator, if the Board is unable to perform this function, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations--Allocation of Net Profits and Net Losses."

     Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or

--------------------------------------------------------------------------------
anticipated liquidation expenses, (2) next to satisfy debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

DISPUTES

     Under the Limited Liability Company Agreement, all controversies among Members or between Members and the Fund are required to be submitted to arbitration in New York City, in accordance with the commercial arbitration rules of the American Arbitration Association. The arbitration award shall be final and binding on the parties, and the Members are required to waive their right to seek remedies in court, including the right to a jury trial. Pre-arbitration discovery is different from and is generally more limited than court proceedings, the arbitrators' award is not required to include factual findings or legal reasoning, and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited. Although U.S. courts have determined that claimants may be required to arbitrate disputes under certain U.S. Federal securities laws, U.S. courts have not determined whether or not claimants may be required to arbitrate disputes under the 1940 Act.

--------------------------------------------------------------------------------
                                 VOTING PROXIES
--------------------------------------------------------------------------------

     The Master Fund invests in Portfolio Funds, which generally issue non-voting securities. Therefore, the Master Fund ordinarily does not receive proxies, and is not called upon to vote proxies. To the extent the Master Fund invests in voting securities, if any, its primary consideration in voting portfolio proxies would be the financial interests of the Master Fund and its investors, including the Fund. The Advisor will consider each issue on its own merits, and will not support the position of management of a Portfolio Fund or other company in any situation where, in the Advisor's judgment, it would not be in the best interest of the client to do so. The Master Fund invests only in Portfolio Funds that are unaffiliated with the Advisor.

     PROXY VOTING POLICIES. The Board has delegated the authority to vote proxies for the portfolio securities held by the Fund to the Advisor in accordance with the proxy voting policies adopted by the Advisor. Following is a summary of the Advisor's proxy voting policies.

     The proxy voting policy is based on the premise that the Advisor exercises a voice on behalf of the Fund's Members through the proxy voting process. The Advisor takes this fiduciary responsibility very seriously. Accordingly, proxy votes are cast utilizing a pre-established set of policy guidelines based on the recommendations of Institutional Shareholder Services ("ISS"), an independent third party. ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that the Fund votes in the best interests of the Members, and helps insulate voting decisions from any potential conflicts of interest.

--------------------------------------------------------------------------------

     The Advisor's fund managers will generally act in accordance with the policy guidelines. However, they may override the policy if they feel that the interests of Members would be better served by doing so. In such cases, the Advisor has established procedures to ensure that no conflict of interest exists before a vote outside of policy is permitted. Should any material conflict of interest be identified, however, the fund manager would be prohibited from overriding the policy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

REPORTS TO MEMBERS

     The Fund will furnish to its Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete U.S. Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to its Members a semi-annual unaudited report and an audited annual report, in each case prepared in accordance with U.S. generally accepted accounting principles, within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Fund regarding the Fund's operations during such period also will be sent to Members.

     The Fund files semi-annual reports containing unaudited financial statements and annual reports containing audited financial statements within 60 days of the end of its second fiscal quarter and fiscal year, respectively, with the SEC.

FISCAL YEAR

     The Fund's  fiscal  year ends on March 31 and its tax year ends on December
31.

ACCOUNTANTS AND LEGAL COUNSEL

     Ernst & Young LLP, with a principal place of business at 5 Times Square, New York, New York 10036, serves as the independent public accountants of the Fund.

     Coudert Brothers LLP, 1114 Avenue of the Americas, New York, New York 10036, acts as counsel to the Fund and the Master Fund in connection with the offering of Units. Coudert Brothers LLP also acts as counsel to the Advisor, the Distributor and their affiliates.

     Walkers, P.O. Box 265GT, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands, acts as legal counsel to the Offshore Fund.

CUSTODIAN

     PFPC Trust Company (the "CUSTODIAN") serves as the primary custodian of the assets of the Fund, the Offshore Fund, the Master Fund and the Portfolio Funds managed by the Sub-Advisors, and may maintain custody of such assets with domestic and foreign subcustodians

--------------------------------------------------------------------------------

(which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund, the Offshore Fund, the Master Fund and Portfolio Funds are not held by the Advisor or Sub-Advisors, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

INQUIRIES

     Inquiries concerning the Fund and Units, including information concerning subscription and withdrawal procedures, should be directed to:

                                GAM Services Inc.
                              135 East 57th Street
                            New York, New York 10022
                            Telephone: (888) 526-4262
                           Telecopier: (212) 407-4710
                       For additional information contact:
             David Anderson, Managing Director - Clients - Americas

                                    * * * * *

     All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.



                                [For Back Cover]

     UNTIL ____________, 2005, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


--------------------------------------------------------------------------------

                                                                      APPENDIX B

     The performance information provided below represents (i) the actual performance of GAM Avalon Lancelot, LLC ("LANCELOT FUND"), the predecessor to the Master Fund, from May 1, 2001 to December 31, 2004 and (ii) the composite performance, adjusted as described below, from June 30, 1996 to December 31, 2004 of all other managed accounts and funds ("GAM MULTI-MANAGER FUNDS") managed by the personnel of either the Advisor, the Investment Consultant or their affiliates (collectively, the "GAM MULTI-MANAGER TEAM") using investment strategies that are substantially similar to those used to manage the Fund.

     THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF THE GAM MULTI-MANAGER TEAM. THE HISTORICAL PERFORMANCE DOES NOT INDICATE THE FUTURE PERFORMANCE OF GAM INSTITUTIONAL MULTI-STRATEGY, LLC.

     While the Advisor expects to employ an investment program for the Master Fund that is substantially similar to the investment program used by the GAM Multi-Manager Funds reflected in the corresponding composite, there are certain important differences and limitations that will affect the performance results of the Fund and the Master Fund. In particular, you should consider the following:

          o DIFFERENT PORTFOLIO MANAGERS: The Advisor may select different Portfolio Managers to manage assets for the Master Fund and may invest in different Portfolio Funds.

          o CERTAIN PORTFOLIO MANAGERS ARE NOT AVAILABLE: Certain underlying portfolio managers which contributed to the performance of the GAM Multi-Manager Funds will not be available to the Fund or the Master Fund because they are not available to U.S. investors such as the Fund or the Master Fund.

          o DIFFERENT INVESTMENT RESTRICTIONS AND POLICIES: The Fund and the Master Fund are registered under the U.S. Investment Company Act of 1940 (the "1940 Act"). However, since all the GAM Multi-Manager Funds are not registered under the 1940 Act, the Fund and the Master Fund may be subject to certain investment restrictions that do not apply to all the GAM Multi-Manager Funds. Additionally, the policies of the Fund and the Master Fund may not match exactly those of the GAM Multi-Manager Funds. These factors could adversely impact performance.

          o FEES AND EXPENSES WILL DIFFER: The expenses of the Fund and the Master Fund may be higher than those reflected in the composite performance results. The composite performance results also do not reflect the Master/Feeder Fund structure employed by the Fund. Please refer to the Fee Table on Page __ of the Prospectus for the expenses for the Fund. Higher expenses would reduce performance.

          o CONDITIONS: Composite performance may not reflect performance in different economic cycles and you should not assume that any client of the GAM Multi-Manager Team actually received such performance results.

FOR THE ABOVE REASONS, AND OTHERS, THE COMPOSITE PERFORMANCE  INFORMATION IS NOT
INTENDED  TO  REPRESENT   THE   EXPECTED   PERFORMANCE   OF  GAM   INSTITUTIONAL
MULTI-STRATEGY, LLC.

FUTURE PERFORMANCE OF THE FUND AND THE GAM MULTI-MANAGER FUNDS MAY DIFFER.


The following charts and tables set forth the composite performance record of the GAM Multi-Manager Funds for the periods indicated. The charts and tables should be read in conjunction with the notes following them.

GAM Avalon Lancelot, LLC
Performance                                                    December 31, 2004

GAM AVALON LANCELOT, LLC - ACTUAL PERFORMANCE

SIMPLE PERFORMANCE MAY 1, 2001 (INCEPTION) - DECEMBER 31, 2004
(see accompanying notes for additional Fund information)

         [The data below represent a line chart in the printed report.]

               GAM Avalon        MSCI                       GAM Avalon        MSCI                      GAM Avalon        MSCI
    Date     Lancelot (USD)   World (USD)         Date    Lancelot (USD)   World (USD)       Date     Lancelot (USD)   World (USD)
    ----     --------------   -----------         ----    --------------   -----------       ----     --------------   -----------
  5/1/2001             0                 0     8/14/2002      -2.6009      -26.38543426   11/30/2003        6.2825      -10.96863361
  5/9/2001      4.02E-02      -1.322699782     8/21/2002      -2.2813      -23.95557352    12/8/2003        6.6661      -9.601069201
 5/16/2001     -1.93E-02      -0.237322871     8/31/2002      -2.2185      -26.24108256   12/15/2003        6.8731       -9.10995495
 5/23/2001       -0.2759        0.23158511     9/11/2002      -2.5398      -27.00060652   12/31/2003        9.2323      -5.361248135
 5/31/2001       -2.1965      -2.529509759     9/18/2002      -2.4782      -30.89443914    1/12/2004       10.9552      -3.346724403
 6/13/2001       -1.2893      -3.991828391     9/30/2002      -3.3295      -34.33647981    1/19/2004       10.4664      -3.087255914
 6/20/2001       -0.8554      -5.849209696     10/9/2002      -3.5317       -37.3720147    1/26/2004        11.147      -1.877287446
 6/30/2001       -1.6682      -5.569550578    10/16/2002       -3.749      -31.27666479    1/31/2004        9.8679      -3.821774738
 7/11/2001       -1.7679      -8.923385331    10/23/2002      -4.0329      -29.96219885     2/9/2004        10.499      -2.539556481
 7/18/2001       -1.7737      -7.773077712    10/31/2002      -3.8624      -29.47821709    2/16/2004       11.6981      -1.645390617
 7/25/2001       -2.3386      -8.836216747    11/13/2002      -3.8243      -29.64124082    2/23/2004       11.3631      -2.062338698
 7/31/2001       -1.7524      -6.813056291    11/20/2002      -4.2612      -27.73734151    2/29/2004       11.7381      -2.176837015
  8/8/2001       -2.2847      -7.998114643    11/30/2002      -4.1743       -25.6602072     3/8/2004       12.5999      -1.502795684
 8/15/2001       -1.8212      -7.632227026    12/11/2002      -3.9771      -28.23989806    3/15/2004         11.35      -5.606980813
 8/22/2001        -1.528       -8.64077629    12/18/2002      -3.8721      -29.34585959    3/22/2004       11.9333      -5.551637709
 8/31/2001       -2.3621       -11.2678604    12/24/2002      -3.6301      -28.82025475    3/31/2004       12.3016      -2.787741744
 9/12/2001       -1.8745      -17.14232273    12/31/2002      -2.9752       -29.2482204     4/5/2004       12.5136      -1.131913913
 9/19/2001       -2.9291      -20.74806788      1/8/2003      -3.1176      -27.68019082    4/12/2004       12.5353      -1.223593641
 9/30/2001       -2.7543      -19.07484601     1/15/2003      -2.7237      -26.61374528    4/19/2004       12.1949      -2.351435299
10/10/2001        -1.996      -16.30905072     1/22/2003      -2.0069      -29.66892471    4/26/2004       12.2191      -2.238763697
10/17/2001       -2.7718      -15.60771479     1/31/2003      -1.5351      -31.38597399    4/30/2004       10.6871      -4.724779607
10/24/2001       -2.1158      -15.48278072     2/12/2003      -0.8584      -33.55504215    5/10/2004        10.158      -7.792750388
10/31/2001       -0.9808      -17.51657386     2/19/2003      -0.8665      -31.87543418    5/17/2004        9.3562      -8.131079992
11/14/2001       -0.9424      -13.01567316     2/28/2003      -0.1036      -32.56082108    5/24/2004        9.1606      -6.140841188
11/21/2001       -0.7189      -12.85235768     3/12/2003       0.5774      -36.24592238    5/31/2004        9.6801      -3.790905163
11/30/2001       -0.2121      -12.62443567     3/19/2003      -1.9889      -31.00861086     6/7/2004        9.6181      -1.977867673
12/12/2001        0.5728      -12.74748957     3/31/2003      -2.2779      -32.74611014    6/14/2004        9.7756      -3.720091208
12/19/2001        0.5921      -12.74742473      4/9/2003      -2.5809      -30.59717773    6/21/2004        9.6792      -2.523812616
12/31/2001        1.4407      -12.06450151     4/16/2003      -2.6469      -29.58528955    6/28/2004        9.8107      -1.685990592
  1/9/2002        1.6364      -11.94057236     4/23/2003      -2.3353      -27.02119114    6/30/2004        9.7929      -1.774294863
 1/16/2002        1.8383      -14.31341206     4/30/2003      -1.3332      -26.73960877    7/12/2004        9.2333      -2.997020319
 1/23/2002        1.3788      -14.30854956     5/14/2003       0.1517      -24.39125436    7/19/2004        9.1978      -4.012247332
 1/31/2002        1.0874      -14.71904259     5/21/2003       1.0042      -25.39001377    7/26/2004        8.1944      -6.294872549
 2/13/2002        0.6341      -15.06003416     5/31/2003       2.0738      -22.51688286    7/31/2004        7.9207      -4.955312146
 2/20/2002        0.3051      -16.94198735     6/11/2003       2.8603      -19.31304414     8/9/2004        7.4088      -7.335213676
 2/28/2002        0.1941       -15.4437834     6/18/2003        2.694      -18.10597482    8/16/2004        7.3954      -6.535774518
 3/13/2002       -0.6528      -11.51325504     6/30/2003       1.7634      -21.14713078    8/23/2004        7.5147      -5.152303808
 3/20/2002     -6.49E-02      -11.07744454      7/9/2003       1.9249      -18.95085203    8/31/2004        7.7774      -4.499597384
 3/31/2002        0.3605      -11.68807846     7/16/2003       1.9999      -19.69928946     9/6/2004        7.8254      -3.509467954
 4/10/2002       -0.1828        -12.668101     7/23/2003       1.2737      -19.91414754    9/13/2004        8.2168      -2.295832019
 4/17/2002       -0.2169      -12.09500565     7/31/2003       1.4937       -19.5310537    9/20/2004        8.2959      -2.761106247
 4/24/2002          0.16       -13.8183762     8/13/2003       1.2853      -19.43489862    9/27/2004        8.4419      -3.823093548
 4/30/2002       -0.9908      -14.65479264     8/20/2003        1.942      -17.98901527    9/30/2004        8.6252      -2.662434555
  5/8/2002        -1.059      -13.92684257     8/31/2003       3.0486      -17.77324638   10/11/2004        9.4603      -1.058394231
 5/15/2002       -0.8345      -13.31523615      9/8/2003       3.4165      -15.35573956   10/18/2004        8.8997      -2.090984357
 5/22/2002       -0.9527      -13.26573581     9/15/2003       3.1518      -16.23462191   10/25/2004        9.0608      -2.668024171
 5/31/2002       -0.1939      -14.45695334     9/22/2003       4.1669      -15.21073953   10/31/2004        9.3137      -0.256830902
 6/12/2002       -0.4788      -18.20053442     9/30/2003       3.9552      -17.25166426    11/8/2004         9.791       3.027820328
 6/19/2002       -1.3162      -19.14188381    10/13/2003       5.7124      -12.48516773   11/15/2004       10.1878        4.67944922
 6/30/2002       -0.8975      -19.62969074    10/20/2003       5.8012      -12.32728785   11/22/2004       10.6222       4.325602311
 7/10/2002       -1.5292      -23.61383637    10/27/2003       5.2747      -13.51436395   11/30/2004        11.043       5.026799526
 7/17/2002       -1.5355      -25.33895742    10/31/2003       6.0583      -12.32462835   12/13/2004       10.5907       6.226113393
 7/24/2002       -2.0666      -31.23299945    11/10/2003       6.2295       -12.2727199   12/31/2004       11.8484       9.067975125
 7/31/2002       -2.5906      -26.39415436    11/17/2003       6.1534      -12.67223138


               PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
                    INVESTORS MAY NOT PURCHASE INDICES DIRECTLY.

GAM DIVERSITY COMPOSITE - NOT ACTUAL PERFORMANCE OF THE FUND

SIMPLE PERFORMANCE JUNE 30, 1996 - DECEMBER 31, 2004
(see accompanying notes for Composite inception and composition information).

         [The data below represent a line chart in the printed report.]

            GAM Diversity   MSCI World               GAM Diversity   MSCI World                GAM Diversity   MSCI World
   Date    Composite (Net)     (USD)        Date    Composite (Net)     (USD)         Date    Composite (Net)     (USD)
   ----    ---------------     -----        ----    ---------------     -----         ----    ---------------     -----
 6/30/96              0             0     4/30/99    45.14240965      66.00645      3/31/02    116.8885361      40.97048
 7/31/96    -5.06746713      -3.51589     5/31/99    46.11955716      59.96271      4/30/02    119.4535118      36.23477
 8/31/96    -2.69613403      -2.38845     6/30/99    51.48161853      67.44608      5/31/02    119.9718778      36.55058
 9/30/96    -0.72560564      1.451428     7/31/99    53.87998617      66.96692      6/30/02     120.973129      28.29345
10/31/96    -0.43301999      2.177995     8/31/99    54.18898822      66.69385      7/31/02    118.5080522      17.49548
11/30/96     2.89077829      7.922077     9/30/99    54.62961759      65.09997      8/31/02    119.9460725      17.73982
12/31/96      4.1311385      6.212022    10/31/99    55.05213664      73.70457      9/30/02    120.8994367      4.817308
 1/31/97     8.59027818      7.510281    11/30/99    70.29438072      78.61394     10/31/02    119.4722837      12.57245
 2/28/97    13.02020777      8.765176    12/31/99     87.5376335       93.0938     11/30/02    119.9120147      18.66706
 3/31/97    11.60558556      6.632511     1/31/00     87.1534625      82.05795     12/31/02    122.8228005      12.93959
 4/30/97    11.87683021      10.13666     2/29/00    99.23030923      82.57164      1/31/03    124.9723531      9.527139
 5/31/97    13.92122605      16.95431     3/31/00    101.8480501      95.21348      2/28/03    126.2395333      7.651755
 6/30/97    16.74437963      22.80639     4/30/00    91.16371473      86.98165      3/31/03     125.343584      7.355982
 7/31/97    24.63300016      28.48103     5/31/00    91.23600789      82.27084      4/30/03    127.5967959      16.94403
 8/31/97    26.47457881      19.90493     6/30/00    93.78501139      88.43349      5/31/03    136.1693308      23.68468
 9/30/97    30.39187325      26.43819     7/31/00    93.60067029      83.15202      6/30/03       137.2018      25.87119
10/31/97    29.61741964      19.80289     8/31/00    97.42591903      89.13279      7/31/03        137.671       28.4509
11/30/97     27.8974122      21.94192     9/30/00    96.23758954      79.09833      8/31/03       137.8678      31.25685
12/31/97    32.20643608      23.44716    10/31/00    93.67267577      76.11998      9/30/03       141.0382      32.08944
 1/31/98    28.18107834      26.90691    11/30/00    95.33659006      65.44992     10/31/03       143.2268      39.95437
 2/28/98    32.96287915      35.51188    12/31/00    100.8178995      68.14978     11/30/03       143.2486      42.11891
 3/31/98    42.17977768      41.25472     1/31/01     103.044469      71.41563     12/31/03       150.5542      51.06987
 4/30/98    42.26983042      42.65611     2/28/01     104.051861      56.94814      1/31/04       155.3097      53.52729
 5/31/98    43.09831568      40.88924     3/31/01    104.6846412      46.66913      2/29/04        156.793      56.15307
 6/30/98    43.86376402      44.25336     4/30/01    104.4547796      57.54689      3/31/04       157.2132       55.1779
 7/31/98     44.3680594       44.0428     5/31/01    106.7913564      55.59011      4/30/04       157.2087      52.08585
 8/31/98    32.88666123      24.85507     6/30/01    108.7076335      50.73736      5/31/04       151.9903      53.57657
 9/30/98    30.84755975      27.08487     7/31/01    107.8700118      48.75237      6/30/04       151.6766      56.79564
10/31/98    27.11007169      38.59549     8/31/01    108.3211106      41.64126      7/31/04       148.4577      51.71785
11/30/98    30.54385715       46.8594     9/30/01    109.7488514      29.17914      8/31/04       147.3545       52.4453
12/31/98    34.31939126       54.0562    10/31/01    111.9071982      31.66657      9/30/04       149.7503      55.37793
 1/31/99    36.36921441       57.4509    11/30/01    111.3493022      39.47579     10/31/04        151.136      59.21794
 2/28/99    37.19987989       53.2843    12/31/01    116.1665401       40.3696     11/30/04       157.7974      67.65209
 3/31/99    40.44353654      59.68903     1/31/02    116.9537642      36.13221     12/31/04       161.4573      74.10293

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS MAY NOT PURCHASE INDICES DIRECTLY. COMPOSITE PERFORMANCE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND AND SHOULD NOT BE INTERPRETED AS
INDICATIVE OF FUTURE PERFORMANCE OF THE FUND OR MASTER FUND.

Performance                                  December 31, 2004

INCEPTION DATES
---------------

GAM Avalon Lancelot, LLC.            05/01/01
GAM Diversity Composite              06/30/96

PERFORMANCE NUMBERS SHOWN IN ITALICS DENOTE THAT NUMBERS ARE FOR AN INCOMPLETE PERIOD.

FOR THE INDEX THE COMPOSITE INCEPTION DATE IS USED FOR PERFORMANCE CALCULATIONS UNLESS OTHERWISE NOTED.

PERFORMANCE SUMMARY

                                                                 GAM Avalon Lancelot, LLC
                                                         -------------------------------------        MSCI World
                                                          Fund (Actual)%*        Composite %**          Index %
                                                         -----------------      ---------------    ------------------
1 Year To December 31, 2004                                     2.39                   4.35              15.25
---------------------------------------------------------------------------------------------------------------------
Quarter Ended December 31, 2004                                 2.97                   4.69              12.05
---------------------------------------------------------------------------------------------------------------------
1 Year  to December 31, 2004                                    2.39                   4.35              15.25
---------------------------------------------------------------------------------------------------------------------
2 Years to December 31, 2004                                   15.28                  17.34              54.16
---------------------------------------------------------------------------------------------------------------------
3 Years to December 31, 2004                                   10.26                  20.95              24.03
---------------------------------------------------------------------------------------------------------------------
4 Years to December 31, 2004                                     --                   30.20               3.54
---------------------------------------------------------------------------------------------------------------------
5 Years to December 31, 2004                                     --                   39.42              -9.84
---------------------------------------------------------------------------------------------------------------------
6 Years to December 31, 2004                                     --                   94.65              13.01
---------------------------------------------------------------------------------------------------------------------
7 Years to December 31, 2004                                     --                   97.76              41.03
---------------------------------------------------------------------------------------------------------------------
8 Years to December 31, 2004                                     --                  151.08              63.92
---------------------------------------------------------------------------------------------------------------------
Since Inception GAM Avalon Lancelot, LLC                       11.85                   --                 9.07
---------------------------------------------------------------------------------------------------------------------
Since Inception GAM Diversity Composite                          --                  161.46              74.10
---------------------------------------------------------------------------------------------------------------------

ANNUAL RETURNS

2004                                                            2.39                   4.35              15.25
---------------------------------------------------------------------------------------------------------------------
2003                                                           12.58                  12.45              33.76
---------------------------------------------------------------------------------------------------------------------
2002                                                           -4.35                   3.08             -19.54
---------------------------------------------------------------------------------------------------------------------
2001                                                             --                    7.64             -16.52
---------------------------------------------------------------------------------------------------------------------
2000                                                             --                    7.08             -12.92
---------------------------------------------------------------------------------------------------------------------
1999                                                             --                   39.62              25.34
---------------------------------------------------------------------------------------------------------------------
1998                                                             --                    1.60              24.80
---------------------------------------------------------------------------------------------------------------------
1997                                                             --                   26.96              16.23
---------------------------------------------------------------------------------------------------------------------
JUNE 30, 1996 TO DECEMBER 31, 1996                                                     4.13               6.21
---------------------------------------------------------------------------------------------------------------------
COMPOUND ANNUAL GROWTH RATE as of December 31, 2004             3.10                  11.97               6.74
---------------------------------------------------------------------------------------------------------------------
ANNUALIZED STANDARD DEVIATION as of December 31, 2004           4.37                   8.53              15.40
---------------------------------------------------------------------------------------------------------------------
BETA  as of December 31, 2004                                   0.15                   0.23               1.00
---------------------------------------------------------------------------------------------------------------------
SHARPE RATIO  as of December 31, 2004                           0.31                   0.93               0.18
---------------------------------------------------------------------------------------------------------------------

*  REFLECTS THE DEDUCTION OF ACTUAL FUND FEES AND EXPENSES.
** PLEASE SEE COMPOSITE ANALYSIS FOR FEES AND EXPENSES DISCLOSURE.

COMPOSITE ANALYSIS

---------------------------------------------------------------------------------------------------------------------
                                  Jul-Dec 96  1997      1998     1999     2000      2001     2002      2003     2004
Composite Returns % (Net)         4.13        26.96     1.60     39.62    7.08      7.64     3.08      12.45    4.35
Composite Returns %  (Gross)      5.04        29.22     3.42     42.12    9.00      9.57     4.87      14.43    6.22
---------------------------------------------------------------------------------------------------------------------
* Benchmark Returns %             6.21        16.23     24.80    25.34    -12.92    -16.52   -19.54    33.76    15.25
---------------------------------------------------------------------------------------------------------------------
Number of portfolios in           2           1         2        2        2         4        5         6        7
Composite
Composite Asset Value (m)         746         937       947      1,284    1,505     2,309    3,447     6,723    9,869
Percentage of Total Firm Assets   8.68        9.02      7.55     8.81     12.74     16.82    20.45     24.85    26.09
%
Total Firm Assets (m)             8,594       10,385    12,547   14,581   11,807    13,725   16,853    27,049   37,829
High Return % (Gross)             5.38        29.20     3.47     47.01    12.53     8.25     5.28      15.52    9.36
Low Return % (Gross)              5.13        29.20     3.47     42.08    8.96      8.25     -2.40     9.24     3.66
High Return % (Net)               5.27        26.92     1.65     44.42    10.55     6.34     3.42      13.48    7.60
Low Return % (Net)                4.20        26.92     1.65     39.58    7.04      6.34     -4.35     7.05     1.84
---------------------------------------------------------------------------------------------------------------------

GAM HAS PREPARED AND PRESENTED THIS REPORT IN COMPLIANCE WITH THE GLOBAL INVESTMENT PERFORMANCE STANDARDS (GIPS(R)). A COMPLETE LIST AND DESCRIPTION OF COMPOSITES IS AVAILABLE ON REQUEST.

     Notes:
     1: GAM provides active asset management to private clients, institutions and intermediaries. Founded in 1983, it was acquired by UBS AG in 1999 and retains its distinct identity.
     2: Deloitte & Touche LLP have carried out a verification of the firm's compliance with GIPS for the period from 30th June 1996 to 31st December 2003. A verification includes obtaining an understanding of the policies and procedures applied by management in compiling performance reports.
     3: Composites are net of trading expenses and withholding taxes on dividends and interest. Benchmarks are gross of withholding taxes on dividends.
     4: The composite was created in November 2002 and applied retrospectively. 5: High and low returns (for those constituents present in the composite throughout each period) are presented above to demonstrate dispersion within the composite.
     6: The Benchmark shown is MSCI World
     7: Composite results are presented net of underlying fund fees and gross of any management fees.
     8: Currency hedging may be employed to cover against exchange rate risk.
     9: * The benchmark shown is for comparative purposes only. The composite is not managed to a specific benchmark.

Performance                                  December 31, 2004

HISTORICAL RETURNS

                                      Quarterly                                              Annual
                     --------------------------------------------          ------------------------------------------
                        Fund          Composite       MSCI World              Fund         Composite      MSCI World
       Ending         (Actual)%*         %**            Index %             (Actual)%*        %**          Index %
----------------     -----------     -----------     ------------          -----------     -----------    -----------
       12/31/04         2.97            4.69             12.05                 2.39            4.35          15.25
       09/30/04        -1.06           -0.77             -0.90
       06/30/04        -2.23           -2.15              1.04
       03/31/04         2.81            2.66              2.72
---------------------------------------------------------------------------------------------------------------------
       12/31/03         5.08            3.95             14.37                12.58           12.45          33.76
       09/30/03         2.15            1.62              4.94
       06/30/03         4.14            5.26             17.25
       03/31/03         0.72            1.13             -4.94
---------------------------------------------------------------------------------------------------------------------
       12/31/02         0.37            0.87              7.75                -4.35            3.08         -19.54
       09/30/02        -2.45           -0.03            -18.30
       06/30/02        -1.25            1.88             -8.99
       03/31/02        -1.06            0.33              0.43
---------------------------------------------------------------------------------------------------------------------
       12/31/01         4.31            3.06              8.66                 1.44***         7.64         -16.52
       09/30/01        -1.10            0.50            -14.30
       06/30/01        -1.67***         1.97              2.77
       03/31/01          --             1.93            -12.77
---------------------------------------------------------------------------------------------------------------------
       12/31/00          --             2.33             -6.11                  --             7.08         -12.92
        9/30/00          --             1.27             -4.95
        6/30/00          --            -3.99             -3.47
        3/31/00          --             7.63              1.10
---------------------------------------------------------------------------------------------------------------------
       12/31/99          --            21.28             16.96                  --            39.62          25.34
        9/30/99          --             2.08             -1.40
        6/30/99          --             7.86              4.86
        3/31/99          --             4.56              3.66
---------------------------------------------------------------------------------------------------------------------
       12/31/98          --             2.65             21.22                  --             1.60          24.80
        9/30/98          --            -9.05            -11.90
        6/30/98          --             1.18              2.12
        3/31/98          --             7.54             14.43
---------------------------------------------------------------------------------------------------------------------
       12/31/97          --             1.39             -2.37                  --            26.96          16.23
        9/30/97          --            11.69              2.96
        6/30/97          --             4.60             15.17
        3/31/97          --             7.18              0.40
---------------------------------------------------------------------------------------------------------------------
       12/31/96          --             4.89              4.69                  --             4.13****      14.00
        9/30/96          --            -0.73              1.45
        6/30/96          --              --               3.01
       3/31/ 96          --              --               4.19
---------------------------------------------------------------------------------------------------------------------

* REFLECTS THE DEDUCTION OF ACTUAL FUND FEES AND EXPENSES.
** REFLECTS THE DEDUCTION OF THE HIGHEST ADVISORY FEE CHARGED TO AN ACCOUNT OR FUND INCLUDED IN THE COMPOSITE.
*** SINCE INCEPTION ON MAY 1, 2001. NOT ANNUALIZED.
**** SINCE INCEPTION ON JUNE 30, 1996. NOT ANNUALIZED.

EXPLANATORY NOTES

     The GAM Diversity Composite comprises all managed accounts and funds managed by the GAM with a global Multi-Manager Team using investment strategies that are substantially similar to those used to manage the Fund. The composite is expressed in US$ terms. Additionally,

     o Beta is a coefficient measuring a portfolio's relative volatility to a market index, such as the MSCI World Index. A portfolio with a Beta greater than 1.0 is more volatile than the relevant market index, while a portfolio with a Beta less than 1.0 is less volatile than the relevant market index.

     o Compound Annual Growth Rate represents annualized returns. They are returns for periods longer than one year, which, over a certain period of time, would produce a fund's total return over that same period.

     o The composite is net of trading expenses and withholding taxes on dividends and interest. Withholding taxes vary depending upon the country of investment. Indices are gross of withholding taxes on dividends.

INDICES

     The MSCI WORLD INDEX is an unmanaged broad-based index of foreign and domestic stocks and includes reinvestment of dividends. Investors may not purchase indices directly.

     The performance data for the indices assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The GAM Multi-Manager Funds and the Fund and the Master Fund do not restrict their investments to securities included in the indices.


               PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
           INVESTORS SHOULD NOT ASSUME THEY WILL EXPERIENCE COMPARABLE
                    PERFORMANCE RETURNS AS THOSE DISPLAYED.

              NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

                                                                      APPENDIX C

                      GAM INSTITUTIONAL MULTI STRATEGY, LLC

                       STATEMENT OF ASSETS AND LIABILITIES
                               ____________, 2005



ASSETS:

Cash                                                                $___________

LIABILITIES:                                                        $___________

Net Assets                                                          $100,000

NET ASSETS - Applicable to _________ Units of                       $___________
limited liabilty company interest,
$100 per Unit, unlimited Units authorized

NET ASSET VALUE PER UNIT (net assets divided by                     $___________
___ Units)

MAXIMUM OFFERING PRICE PER UNIT (net asset                          $___________
value plus maximum sales charge of ____% of offering price for units)

Notes to Statement of Assets and Liabilities:

NOTE 1. ORGANIZATION

GAM Institutional Multi Strategy, LLC (the "Fund"), was organized as a limited liability company in the State of Delaware on January 11, 2002. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended.

The Fund has had no operations through ____________, 2005 other than those relating to organizational matters and the sale and issuance of ____ Units of beneficial interest to GAM USA Inc. (the "Advisor").

On ___________, 2005, the Fund's Board approved an Investment Advisory Agreement with the Advisor and a Distributor's Agreement with GAM Services Inc. (the "Distributor"), an affiliate of the Advisor.

The Fund's investment objective is to seek capital appreciation over the long-term. The Fund is designed solely for investment by tax-exempt and tax-deferred investors.

The Fund offers Units of limited liability interest. Units will be offered during an initial public offering period expiring on or about ____, 2005 at the initial offering price of $100 per unit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund has assumed all organization and initial offering costs which are estimated at $______.

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to unitholders.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

The Fund will pay the Advisor an advisory fee (the "Management Fee") at the annual rate of ___% of the Fund's net assets. Such fee will be accrued daily and paid monthly.

PFPC Inc. (the "Administrator") performs certain administrative, accounts and investor services for the Fund. The Fund will pay the Administrator an agreed upon annual fee of .075% of the Fund's first $250 million of average net assets, ..055% of the Fund's next $250 million of average net assets and .035% of the value of such net assets in excess of $500 million. The Fund also reimburses the Administrator for out-of-pocket expenses.

The Distributor acts as the Fund's principal underwriter in the continuous public offering of Units.

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                                      xii

--------------------------------------------------------------------------------
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

                    IMPORTANT INFORMATION ABOUT YOUR PRIVACY

     THIS NOTICE DESCRIBES THE PRIVACY POLICY OF GAM* REGARDING HOW GAM HANDLES AND PROTECTS PERSONAL INFORMATION THAT IT COLLECTS ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTMENT ADVISORY CLIENTS OR SHAREHOLDERS OF GAM FUNDS.

     GAM collects personal information about you for business purposes, such as evaluating your financial needs and background, processing your requests and transactions, providing customer service and communicating information about our products and services. Personal information you provide is obtained from application forms, subscription documents, and other transaction related forms, as well as from information you provide on GAM.com or to GAM service representatives and may include your name, address, e-mail address, date of birth, occupation, citizenship, assets, income, social security number or tax ID number, tax information, bank account information, financial information including net worth information and information regarding your transactions with us or our affiliates ("Personal Information").

     GAM limits access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. GAM maintains physical, electronic and procedural safeguards to protect Personal Information.

     GAM may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts and to provide information about new products and services. GAM may also share Personal Information with its affiliates, including the parent company of GAM, UBS AG, and any such affiliates under control or common control with GAM, for marketing purposes.

     GAM may share Personal Information described above for business purposes with a non-affiliated third party if the entity is under contract to perform transaction processing or servicing on behalf of GAM and otherwise as permitted by law. Any such contract entered by GAM will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. GAM may also disclose Personal Information to regulatory authorities as required by applicable law.

     Except as described in this privacy policy, GAM will not use Personal Information for any other purpose unless we describe how such Personal Information will be used, and your prior consent is obtained.

     The accuracy of your personal information is important. If you have any questions or need to correct or update your personal or Account information, please call us at 1-800-426-4685, Option 1, 2, 2.

     Our Privacy Notice may be changed from time to time. We will notify you of any material changes by posting a message on the GAM.com homepage. We recommend that you visit www.GAM.com homepage periodically for updates to the privacy notice.

Last modified: December 31, 2004



----------------
* For the purposes of this notice, GAM refers to the Fund, the Advisor and the Advisor's wholly-owned subsidiaries, including GAM Services Inc., and GAM Investments Inc., as well as the GAM Funds, Inc. and GAM affiliated private investment companies.

                                     PART C

                                OTHER INFORMATION

ITEM 25.       FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and exhibits are filed as part of the Registration Statement.

1.    Financial Statements.

         Because the Registrant has no assets, financial statements are omitted.

2.    Exhibits:

    **a (1) Certificate of Amendment to Certificate of Formation of Limited Liability Company. The Fund's Certificate of Formation of Limited Liability Company is incorporated by reference to Exhibit 24(2)(a)(1) of the Fund's initial registration statement on Form N-2 (file number:
          811-21027) filed with the SEC on January 23, 2002.

    ** (2) Limited Liability Company Agreement dated January 11, 2002, and amended and restated as of November 18, 2002.

     * (3) Limited Liability Company Agreement amended and restated as of ____________, 2005.

     * (4) Certificates of name change dated January 11, 2002 and November 18, 2002 and March __, 2005.

      b   Not applicable.

      c   Not applicable.

     +d   See Item 25(2)(a)(2) and (3).

      e   Not applicable.

      f   Not applicable.

    **g See Item 25(2)(a)(2) and (3); the Investment Consultancy Agreement with GAM International Management Limited dated January 1, 2001, and amended and restated as of January 23, 2002, is incorporated by reference to the Fund's initial registration statement on form N-2 (file number: 811-21027) filed with the SEC on January 23, 2002.

     *h   Form of Distributor's Agreement and Form of Selling Agreement.

      i   Not applicable.

    **j Custodian Services Agreement between Registrant and PFPC Trust Company dated March 5, 2002.

    **k (1) Administration, Accounting and Investor Services Agreement between Registrant and PFPC Inc. dated March 5, 2002.

    **    (2) Escrow Agreement  between  Registrant and PFPC Inc. dated March 5,
          2002.

     *l   Opinion and Consent of Coudert Brothers LLP.

      m   Not applicable.

     *n (i) Opinion of Coudert Brothers LLP as to tax matters and (ii) Consent of Independent Registered Public Accounting Firm.

      o   Not applicable.

      p   Not applicable.

      q   Not applicable.

     *r The Code of Ethics of each of GAM USA Inc., GAM International Management Limited and GAM Services Inc.

      ------------------------

      +   filed herewith
      *   to be filed by amendment
      **  previously filed

ITEM 26.       MARKETING ARRANGEMENTS.

See Form of Distributor's Agreement filed herewith as Exhibit 25(2)(h).

ITEM 27.       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

       Blue Sky fees and expenses (including fees of counsel)     $____________*
       Legal and accounting fees and expenses                     $____________
       Printing, engraving and offering expenses                  $____________
       Miscellaneous                                              $____________

       ---------------------
       * To be filed by amendment.

ITEM 28.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

After completion of the offering of limited liability company interests in the Registrant made hereby, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by GAM USA Inc. (the "Advisor"), the investment adviser of the Registrant. Information regarding the ownership of the Advisor is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-35671).

ITEM 29.       NUMBER OF HOLDERS OF SECURITIES.

                       TITLE OF CLASS                 NUMBER OF RECORD HOLDERS
                                                         (as of 1/31/2005)

          Units of Limited Liability Company                    None
          Interests


ITEM 30.       INDEMNIFICATION.

Reference is made to Section 3.9 of the Registrant's amended and restated Limited Liability Company Agreement (the "LLC Agreement") filed as Exhibit 25(2)(a)(2) hereto and to Section __ of the Distributor's Agreement filed as
Exhibit 25(2)(h) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement and the Distributor's Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17 (h) and 17 (i) of the 1940 Act remains in effect.

The Registrant, in conjunction with the Advisor, the Registrant's directors and other registered investment management companies managed by the Advisor or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 31.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The list required by this Item 30 of officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by the Advisor with the Securities and Exchange Commission (SEC File No. 801-35671).

ITEM 32.       LOCATION OF ACCOUNTS AND RECORDS.

Fund:                      GAM Institutional Multi-Strategy, LLC
                           135 East 57th Street
                           New York, NY  10021

Administrator:             PFPC Inc.
                           8800 Tinicum Boulevard
                           3rd Floor, Suite 200
                           Philadelphia, PA  19153

Custodian:                 PFPC Trust Company
                           8800 Tinicum Boulevard
                           3rd Floor, Suite 200
                           Philadelphia, PA  19153

Advisor:                   GAM USA Inc.
                           135 East 57th Street
                           New York, NY  10021

ITEM 33.       MANAGEMENT SERVICES.

Not applicable.

ITEM 34.       UNDERTAKINGS.

I. Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.      Registrant hereby undertakes:

         a.       to file,  during any period in which offers or sales are being
                  made,  a   post-effective   amendment  to  this   registration
                  statement:

                  (1)      to  include  any   prospectus   required  by  Section
                           10(a)(3) of the Securities Act;

                  (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of Interests at that time shall be deemed be the initial bona fide offering thereof; and

         c. to remove from registration by means of a post-effective amendment any of the Interests being registered which remain unsold at the termination of the offering.

III. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information that Registrant may prepare.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of March, 2005.

                                GAM INSTITUTIONAL MULTI-STRATEGY, LLC

                                By:  GAM USA Inc., Advisor, Authorized Person



                                By:          /s/ KENNETH DURSHT
                                    -----------------------------------------
                                    Kenneth Dursht
                                    Secretary and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose signature appears below, does hereby constitute and appoint Kevin J. Blanchfield, Kenneth A. Dursht, Michael J. Bessel and Christopher M. Wells, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, and amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its Units of Limited Liability Company Interest for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director or officer of the Fund), the Fund's Registration Statement or Registration Statements on Form N-2, or any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements or amendments.




   /s/ KEVIN J. BLANCHFIELD
------------------------------
       Kevin J. Blanchfield       Vice President and Treasurer    March 31, 2005


   /s/ BURKHARD POSCHADEL
------------------------------
       Burkhard Poschadel                  Director               March 31, 2005


   /s/ GEORGE W. LANDAU
------------------------------
       George W. Landau                    Director               March 31, 2005


   /s/ ROBERT J. MCGUIRE
------------------------------
       Robert J. McGuire                   Director               March 31, 2005


   /s/ ROLAND WEISER
------------------------------
       Roland Weiser                       Director               March 31, 2005

                                   SIGNATURES

         GAM Multi-Strategy Investments, LLC has duly caused this Registration Statement of GAM Institutional Multi-Strategy, LLC to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of March, 2005.

                                  GAM MULTI-STRATEGY INVESTMENTS, LLC

                                  By:  GAM USA Inc., Advisor, Authorized Person



                                  By:           /s/ KENNETH DURSHT
                                       -----------------------------------------
                                       Kenneth Dursht
                                       Secretary and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose signature appears below, does hereby constitute and appoint Kevin J. Blanchfield, Kenneth A. Dursht, Michael J. Bessel and Christopher M. Wells, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, and amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its Units of Limited Liability Company Interest for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director or officer of the Fund), the Fund's Registration Statement or Registration Statements on Form N-2, or any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements or amendments.




   /s/ KEVIN J. BLANCHFIELD
------------------------------
       Kevin J. Blanchfield      Vice President and Treasurer     March 31, 2005


   /s/ BURKHARD POSCHADEL
------------------------------
       Burkhard Poschadel                  Director               March 31, 2005


   /s/ GEORGE W. LANDAU
------------------------------
       George W. Landau                    Director               March 31, 2005


   /s/ ROBERT J. MCGUIRE
------------------------------
       Robert J. McGuire                   Director               March 31, 2005


   /s/ ROLAND WEISER
------------------------------
       Roland Weiser                       Director               March 31, 2005

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER       EXHIBIT DESCRIPTION
     --------     -------------------

      **a (1) Certificate of Amendment to Certificate of Formation of Limited Liability Company. The Fund's Certificate of Formation of Limited Liability Company is incorporated by reference to
                  Exhibit 24(2)(a)(1) of the Fund's initial registration statement on Form N-2 (file number: 811-21027) filed with the SEC on January 23, 2002.

       ** (2) Limited Liability Company Agreement dated January 11, 2002, and amended and restated as of November 18, 2002.

        * (3) Limited Liability Company Agreement amended and restated as of ____________, 2005.

        * (4) Certificates of name change dated January 11, 2002 and November 18, 2002 and March __, 2005.

        b         Not applicable.

        c         Not applicable.

       +d         See Item 25(2)(a)(2) and (3).

        e         Not applicable.

        f         Not applicable.

      **g See Item 25(2)(a)(2) and (3); the Investment Consultancy Agreement with GAM International Management Limited dated January 1, 2001, and amended and restated as of January 23, 2002, is incorporated by reference to the Fund's initial registration statement on form N-2 (file number: 811-21027) filed with the SEC on January 23, 2002.

       *h         Form of Distributor's Agreement and Form of Selling Agreement.

        i         Not applicable.

      **j Custodian Services Agreement between Registrant and PFPC Trust Company dated March 5, 2002.

      **k (1) Administration, Accounting and Investor Services Agreement between Registrant and PFPC Inc. dated March 5, 2002.

       ** (2) Escrow Agreement between Registrant and PFPC Inc. dated March 5, 2002.

       *l         Opinion and Consent of Coudert Brothers LLP.

        m         Not applicable.

       *n (i) Opinion of Coudert Brothers LLP as to tax matters and (ii) Consent of Independent Registered Public Accounting Firm.

        o         Not applicable.

        p         Not applicable.

        q         Not applicable.

       *r The Code of Ethics of each of GAM USA Inc., GAM International Management Limited and GAM Services Inc.

            ------------------------

            +     filed herewith
            *     to be filed by amendment
            **    previously filed

                      1933 Act File No. 33-_______________

                    INVESTMENT COMPANY ACT FILE NO. 811-21027
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    EXHIBITS
                                       TO
                                    FORM N-2

                             REGISTRATION STATEMENT
                          AND POST-EFFECTIVE AMENDMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                           THE SECURITIES ACT OF 1933

                            ------------------------

                                GAM INSTITUTIONAL
                             MULTI-STRATEGY, LLC *

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------


----------------
* Formerly "GAM AVALON MULTI-MARKET NEUTRAL, LLC" and "GAM AVALON DINADAN, LLC".